As filed with the Securities and Exchange Commission on February 13, 2003 Registration No. 333-47406 811-10167

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

         Pre-Effective Amendment No.                          [ ]

         Post-Effective Amendment No.       3                 [X]
                                            -

         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

         Amendment No.  1                                       [X]
                        -


             TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-4 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  1150 South Olive, Los Angeles, CA 90015-2211
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (213) 742-3065

Name and Address of Agent for Service:               Copies to:
--------------------------------------               ----------
David M. Goldstein, Esq.                    Frederick R. Bellamy, Esq.
Senior Vice President and                   Sutherland, Asbill & Brennan LLP
Deputy General Counsel                      1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life                Washington, D.C.  20004
         Insurance Company
1150 South Olive Street
Los Angeles, CA 90015

         It is proposed that this filing will become effective:

         [ ] immediately upon filing pursuant to paragraph (b)
         [ ] On (____)pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [X] On April 15, 2003 pursuant to paragraph (a)(1)


                      Title of securities being registered:
               Flexible Premium Variable Life Insurance Contracts.

                                   PROSPECTUS

                            TRANSSURVIVORSM LIFE VUL
    A Flexible Premium Joint and Last Survivor Variable Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company
                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com

            Offering 30 Sub-Accounts Under Separate Account VUL-4 of Transamerica Occidental Life Insurance Company, In Addition to a Fixed
                                     Account

                     Portfolios Associated with Sub-Accounts

AEGON/Transamerica Capital Guardian Global
AEGON/Transamerica Capital Guardian Value
AEGON/Transamerica Federated Growth and Income
AEGON/Transamerica Transamerica Equity
AEGON/Transamerica Transamerica Money Market
AEGON/Transamerica Van Kampen Emerging Growth
Alger American Income & Growth-Class O
Alliance VP Growth and Income - Class B
Alliance VP Premier Growth - Class B
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
Dreyfus Variable Investment Fund Appreciation Portfolio - Initial Shares Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial Shares Fidelity VIP ContrafundR Portfolio - Service Class 2
Fidelity VIP Equity Income Portfolio  Service Class 2
Fidelity VIP Index 500 Portfolio  Service Class 2
Franklin Small Cap Fund - Class 2
Franklin Small Cap Value Securities Fund - Class 2
Janus Aspen Series Balanced - Institutional Shares
Janus Aspen Series Worldwide Growth  Institutional Shares
MFSR Emerging Growth Series
MFSR Investors Trust Series
MFSR Research Series
Miller Anderson UIF Core Plus Fixed Income-Class 1
Miller Anderson UIF High Yield-Class 1
OCC Accumulation Trust Managed
OCC Accumulation Trust Small Cap
PIMCO VIT StocksPLUS Growth & Income - Admin Class
Van Kampen UIF Emerging Markets Equity-Class 1
Van Kampen UIF International Magnum-Class 1

Please note that the policy and the portfolios are not guaranteed to achieve their goals and are subject to risks, including possible loss of amount invested. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

Neither the Securities and Exchange Commission (SEC) nor the states' securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC maintains a web site (http:\\www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

An investment in this policy is not a bank deposit. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  May 1, 2003



                                TABLE OF CONTENTS

RISK/BENEFIT SUMMARY......................................................................................4
         Benefits.........................................................................................4
         Risks............................................................................................6
         Portfolio Company Risk...........................................................................8
TABLES OF FEES AND EXPENSES...............................................................................9
         Transaction Fees.................................................................................9
         Periodic Charges Other than Portfolio Company Operating Expenses.................................11
         Portfolio Expenses...............................................................................15
TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND
THE PORTFOLIOS............................................................................................18
         Transamerica Occidental Life Insurance Company...................................................18
         Insurance Marketplace Standards Association......................................................18
         The Fixed Account................................................................................18
         The Separate Account.............................................................................18
         The Portfolios...................................................................................19
         Addition, Deletion or Substitution of Portfolios.................................................19
         Portfolios Not Publicly Available................................................................19
VOTING RIGHTS.............................................................................................22
THE POLICY................................................................................................23
         Owner............................................................................................23
         Beneficiary......................................................................................23
         Modifying the Policy.............................................................................
         Application for a Policy.........................................................................24
         Minimum Initial Face Amount......................................................................25
         Guaranteed Exchange Option.......................................................................25
         Effective Date of Coverage.......................................................................25
         Policy Date......................................................................................25
         Backdating a Policy..............................................................................25
         Reallocation Date................................................................................26
         Free Look Period.................................................................................26
         Transfers........................................................................................26
         Other Restrictions on Transfers..................................................................27
         Dollar Cost Averaging or DCA.....................................................................27
         Automatic Account Rebalancing or AAR.............................................................28
         Telephone Access Privilege.......................................................................29
         Option to Split the Policy.......................................................................29
DEATH BENEFIT.............................................................................................29
         Proof of Death...................................................................................30
         Death Benefit Options............................................................................30
         Transfers After Insured's Death..................................................................31
         Settlement Provisions............................................................................31
         Simultaneous Deaths of the Joint Insureds........................................................32
         Option to Change the Face Amount.................................................................32
PREMIUMS 32
         Premium Qualification Credit.....................................................................33
         Premium Limitations..............................................................................33
         Continuation of Insurance........................................................................34
         Automatic Premium Loan Endorsement...............................................................34
ALLOCATION NET OF PREMIUMS................................................................................34
         Initial Premium..................................................................................35
         Subsequent Premiums..............................................................................35
         Crediting of Net Premiums Before Reallocation Date...............................................35
UNITS AND UNIT VALUES.....................................................................................35
         Valuation of Units...............................................................................35
         Unit Values......................................................................................36
ACCUMULATION VALUE........................................................................................36
         Determination of Accumulation Value..............................................................36
         Sub-Accounts.....................................................................................36
         Fixed Account....................................................................................36
         Loan Account.....................................................................................36
         Partial Surrenders...............................................................................36
         Surrender Penalty Free Withdrawals...............................................................37
NONFORFEITURE OPTION - FULL SURRENDER.....................................................................38
POLICY LOANS..............................................................................................38
         Loan Repayment...................................................................................39
         Effect of Policy Loans...........................................................................39
LAPSE &REINSTATEMENT......................................................................................40
         Grace Period.....................................................................................40
         Reinstatement....................................................................................40
OTHER BENEFITS............................................................................................41
         Full Death Benefit Rider.........................................................................41
         Estate Protection Rider..........................................................................42
         Guaranteed Policy Split Option Rider.............................................................42
         Secure Estate Rider..............................................................................42
         Accelerated Death Benefit Option Endorsement.....................................................42
         Automatic Premium Loan Endorsement...............................................................42
         Endorsement to Modify Grace Period...............................................................43
         Full Surrender Penalty Waiver Endorsement........................................................43
         Surrender Penalty Deferral Endorsement...........................................................43
CHARGES AND DEDUCTIONS....................................................................................43
         Administrative Charge............................................................................43
         Surrender Penalty Charge.........................................................................43
         Premium Allocation Change Charge.................................................................44
         Monthly Deductions Allocation Election Change Charge.............................................44
         Transfer Fee.....................................................................................45
         Additional Illustrations Charge..................................................................45
         Accelerated Death Benefit Rider Charge...........................................................45
         Loan Interest Charge.............................................................................45
         Reinstatement Interest Charge....................................................................45
         Mortality and Expense Risk Charge................................................................45
         Monthly Deduction................................................................................46
         Portfolio Expenses...............................................................................48
         Possible Tax Charge..............................................................................48
FEDERAL TAX CONSIDERATIONS................................................................................48
         Transamerica Occidental Life Insurance Company and The Separate Account..........................48
         Taxation of the Policies.........................................................................48
         Withholding......................................................................................49
         Policy Loans.....................................................................................49
         Interest Disallowance............................................................................49
         Modified Endowment Contracts.....................................................................49
         Distributions Under Modified Endowment Contracts.................................................49
         Special Rules for Pension Plans..................................................................50
         Split Dollar Arrangement.........................................................................50
DISTRIBUTION..............................................................................................51
LEGAL PROCEEDINGS.........................................................................................51
FURTHER INFORMATION.......................................................................................51
         Statement of Additional Information (SAI)........................................................51
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................................52
APPENDIX A - DEFINITIONS..................................................................................A-1
APPENDIX B-  SURRENDER
PENALTY  B-1
ADDITIONAL INFORMATION   .............................................................................Back Page
         Statement of Additional Information.........................................................................
         Personalized Illustrations of Policy Benefits................................................................
         Contact Us........................................................................................................
         Contact the SEC................................................................................................


RISK/BENEFIT SUMMARY



TransSurvivorSM Life VUL is a joint and last survivor variable universal life insurance policy with flexible premiums issued by Transamerica Occidental Life Insurance Company. It provides life insurance coverage on the joint insureds, with the death benefit payable upon the death of the second of the joint insureds to die. We refer to this as the death of the survivor. There is no death benefit payable upon the death of the first of the joint insureds.

We offer TransSurvivor Life VUL to proposed insureds between the ages of 16 and 89, subject to our underwriting approval. The minimum face amount of insurance we issue is $100,000.

The following is a summary of the chief benefits and risks of purchasing a TransSurvivor Life VUL policy. It is intended to provide a general description of the policy's primary benefits, as well as the principal risks associated with purchasing the policy. More detailed information about the policy appears later in this Prospectus and in the Statement of Additional Information (SAI), which is available upon request. The Definitions section defines certain words and phrases used in this prospectus.


                                    BENEFITS

DEATH BENEFIT

If both joint insureds die while the policy is in force, we will pay a death benefit to the beneficiary designated by you. The death benefit will be payable upon the death of the survivor. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death. The death benefit may be paid in a single sum or under a settlement option.

Beneficiary

When you apply for your policy, you choose the beneficiary for the policy. You may change the beneficiary at any time during the insured's lifetime, except that if the beneficiary was named irrevocably the beneficiary must consent to the change.

Death Benefit Options

Prior to the policy anniversary nearest the 100th birthday of the younger of the two joint insureds, generally there are three death benefit options available. You must choose one option. If the younger insured is 81 years old or older on the policy date, however, then only the level death benefit option is available. Subject to our approval, you may change the death benefit option at any time until the policy anniversary nearest the younger insured's 100th birthday. If a death benefit option change results in a decrease in face amount, you may incur a surrender penalty. The death benefit differs under each option:
o Option 1 (Level) death benefit is the face amount of the base policy on the date of the survivor's death; o Option 2 (Plus) death benefit is the face amount of the base policy on the date of the survivor's death, plus the policy's accumulation value on the date of the survivor's death; and
o Option 3 (Plus Premium) death benefit is the face amount of the base policy on the date of the survivor's death, plus the excess, if any, of all gross premiums paid over the sum of any partials surrenders, surrender penalty free withdrawals and/or premium refunds.

Prior to the policy anniversary nearest the younger insured's 100th birthday, under any death benefit option you choose, the death benefit will be the greatest of: o The amount specified above for the death benefit option you elected for your policy; o The death benefit factor multiplied by the policy's accumulation value on the date of the survivor's death; or o The amount required for the policy to qualify as a life insurance contract under Code Section 7702.

The chosen death benefit option will affect the amount of the death benefit and the monthly deductions for the policy, among other things. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

Beginning with the policy anniversary nearest the 100th birthday of the younger insured, the death benefit will be the greater of: 1. The death benefit factor multiplied by the base policy's accumulation value as of the date of the survivor's death; or 2. The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code Section 7702. If the Full Death Benefit Rider is in effect on your policy on the policy anniversary nearest the younger insured's 100th birthday, however, the death benefit on and after that date will be calculated in the same manner as before that policy anniversary.

PARTIAL AND FULL SURRENDERS

Your policy may develop net cash values that you may access at any time prior to the death of the insured.

You may be able to take a partial surrender as early as the first policy year. Beginning in the second policy year, you may take up to 10% of the policy's accumulation value without surrender charges. Other amounts you take as partial surrenders may be subject to surrender penalties. You may also fully surrender your policy for its net cash value. A partial or full surrender may have adverse tax consequences.

POLICY LOANS

You may also access a portion of your net cash value through policy loans at any time prior to the death of the survivor. A loan may have adverse tax consequences.

FREE LOOK PERIOD

You have the right to examine and cancel your policy within 10 days after you receive it. Some states may require a longer free-look period for replacement policies or for other reasons. If you decide to cancel your policy during the free-look period, we will void the policy and refund to you the amount required by state law. The amount varies according to state law, but generally is either:
o the policy's net cash value plus any fees or charges deducted from premiums or policy values; or o the premiums paid.

PREMIUMS

Required Premiums

When you apply for a TransSurvivor Life VUL policy, you commit to a required premium per year amount for the first five policy years. Your commitment amount must be within minimum and maximum amounts we set for the policy. The commitment amount is the required premium per year amount for your policy.

During the first five policy years, you must satisfy your required premium amount by the end of each policy year. If, by the end of the policy year, your premium payments satisfy your required premiums through that year, on the following policy anniversary we will add a Premium Qualification Credit equal to 2% of your required premium per year amount to your policy's accumulation value.

If you do not satisfy your required premiums by the end of a policy year, however, your policy will go into the grace period. If you do not pay the required premiums by the end of the grace period, your policy will lapse and your insurance coverage will terminate unless the policy is kept in force under the Automatic Premium Loan provisions.

Within limits, you may pay all or part of the required premiums at any time before they are due, and you may pay more than the required premium amounts.

Flexibility of Premium Payments

After the end of the required premium period, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the younger insured's 100th birthday, subject to the $25 minimum premium restriction and the Premium Limitations provision.

We will generally provide you with notices of the scheduled premiums you indicated on your application that you intended to make. Making scheduled premium payments will not guarantee that your policy will stay in-force, except as otherwise provided under the Endorsement to Modify Grace Period. Likewise, failure to make scheduled payments does not automatically cause your policy to enter the grace period, except to the extent you do not pay sufficient premiums on a timely basis to meet your required premium commitment.

Endorsement to Modify Grace Period

This endorsement will prevent your policy from going into the grace period during a specified number of policy years even though the monthly deductions exceed the accumulation value, subject to the terms of the endorsement. The endorsement is added automatically to your policy if your policy is issued with a level death benefit option. To keep the endorsement in effect, you must pay premiums on a timely basis that are sufficient to meet the Select Monthly Premiums for your policy, among other conditions. This amount varies by policy. The endorsement provides benefits during the shorter of: (1) the first 20 policy years; or (2) to the policy anniversary nearest the younger insured's 100th birthday. The endorsement will not prevent your policy from entering the grace period if there is an outstanding loan on the policy. The endorsement will not prevent your policy from entering the grace period if you do not meet your required premium commitment during the first five policy years.

INVESTMENT OPTIONS

The investment options under the policy include 30 sub-accounts of the Separate Account and a fixed account. Each sub-account invests exclusively in an underlying portfolio. Prospectuses for the portfolios describe the objectives, benefits and risks, of the portfolios, as well as their historical rates of return. Described below are some of the ways in which funds may be allocated to, or transferred between, one or more investment options.

Allocation of Net Premiums Among Investment Options

You may allocate net premiums to one or more investment options. The minimum allocation per investment option is 1%. You may change allocations for future net premiums by submitting written notice to us or by utilizing the telephone access privilege.

We make an optional Asset Allocation Program available to you through your registered representative. This Program helps you determine your time horizon and your risk tolerance level. From those results, the Program recommends one of the allocation models to help you select appropriate allocations among the various sub-accounts and the fixed account.

Monthly Deductions Allocation Election

You may elect to have your monthly deductions taken from one or more specific investment options. If you do not make an election or if any investment option that you specify does not have sufficient value to meet the designated allocation of monthly deductions, the monthly deductions will be taken pro rata from the investment options on your policy. You may change your election for future monthly deductions.

Transfers among Investment Options

You may transfer accumulation values among the sub-accounts and the fixed account, within limits. Transfers among investment options are income tax-free. Each policy year, you may make up to 18 transfers without incurring a transfer fee. Currently, we do not impose a fee even if you make more than 18 transfers in a policy year.
o You may make a written request to transfer unloaned accumulation values between or among investment options. You may also make your request by telephone subject to the Telephone Access Privilege. There are additional restrictions as to maximum amounts and frequency of transfers from the fixed account.
o You may elect automated transfers under the Dollar Cost Averaging (DCA) Option or the Automatic Account Rebalancing (AAR) programs.

The DCA and AAR programs do not guarantee a profit or protect against a loss.



CHANGES IN FACE AMOUNT OF INSURANCE

Face amount increases are NOT allowed under TransSurvivor Life VUL, except as otherwise provided under the terms of the Secure Estate Rider. You may, however, request a reduction in face amount, within limits, while either or both joint insureds are living.

OPTIONAL BENEFITS - RIDERS AND ENDORSEMENTS

Subject to our approval, you may add optional benefits through riders and endorsements. These optional benefits may allow you to more fully tailor your policy to your needs and objectives. Generally, the amounts charged for riders will increase the monthly deductions for your policy. We do not assess a monthly deduction for endorsements, but we will assess a fee if you receive an accelerated death benefit under the Accelerated Death Benefit Option Endorsement.

Secure Estate Rider

Subject to our approval, this rider is available at the time of policy issue, to insureds between the ages of 16 and 80. It provides a 10-year level term insurance and pays a rider death benefit if the survivor dies during the first 10 policy years. The rider may be added to policies with a minimum base policy coverage of $1,000,000. At the end of the 10th policy year, you may continue all or part of the rider coverage by increasing the base policy's face amount. There is an additional charge taken during policy years 11-15 if you continue the coverage.

Guaranteed Policy Split Option Rider

We will add this rider to your policy at no additional charge to you if the joint insureds each qualify for the rider based on our current underwriting guidelines. Upon the occurrence of certain events as specified in the rider, such as divorce or changes in the Internal Revenue Code ("Code") affecting the unlimited marital deduction or the federal estate tax liability, this option may be exercised to split the TransSurvivor Life VUL policy into two individual fixed universal life insurance policies without providing new evidence of insurability.

PERSONALIZED ILLUSTRATION
You may request a personalized illustration that reflects your own particular circumstances (including, among other things, each joint insured's age, gender, underwriting class, as well as the face amount of life insurance). These illustrations may help you to understand the long-term effects on your accumulation value and death benefit of different levels of investment performance and of the charges and deductions under the policy. They also may help you compare the policy to other life insurance policies. These illustrations also demonstrate that the net cash value may be low if you surrender the policy in the early policy years. The personalized illustrations are based on hypothetical rates of investment return and are not a representation or guarantee of investment returns or net cash value.

                                      RISKS

POOR INVESTMENT PERFORMANCE

There is no guarantee that the investment objectives of the portfolios underlying the sub-accounts will be achieved. There is no minimum guaranteed rate of return for any sub-account. A specific rate of return may not be achieved in any one year or over any period of time. You are subject to the risk that the investment performance of the sub-accounts will be unfavorable and that your accumulation value and net cash value will decrease. You could lose everything you invest and your policy could lapse without value, unless you pay additional premium. Additional premium payments may also be necessary to develop sufficient net cash value to meet your objectives, if any, for accessing your policy's net cash value through policy loans, partial surrenders, or full surrenders. In addition, we deduct various policy charges from your accumulation value, which can significantly reduce your accumulation value. During times of declining investment performance, the deduction for charges could further reduce your accumulation value.

Past performance does not necessarily indicate future results. Before investing, carefully read this prospectus and the prospectuses of the portfolios.

You also bear the risk that the effective annual interest rate for the fixed account will not exceed the minimum rate and that rates in excess of the minimum may be reduced in the future.

POLICY NOT SUITABLE AS A SHORT-TERM INVESMENT VEHICLE

The policy is not suitable as a short-term investment vehicle due to the size and duration of the surrender penalties, as well as the other fees and expenses associated with the policy. Surrender penalties apply to partial surrenders in excess of the surrender penalty free withdrawal amount and to full surrenders that are taken during the surrender penalty period for the base policy. Surrender penalties also apply to decreases in face amount. The surrender penalty reduces the amount of the accumulation value and could result in your receiving less than the net premiums that you paid into the policy.

POLICY LAPSE

Except as otherwise provided under the Endorsement to Modify Grace Period, your policy will enter the grace period if the total of the monthly deductions that is due is larger than the accumulation value of the policy minus any outstanding loan.

Additionally, during the required premium period, if you fail to pay sufficient premium to meet the cumulative required premium amount for the base policy by the end of each policy year, your policy will enter the grace period. Failure to pay the cumulative required premium during the required premium period would cause your policy to enter the grace period even if the accumulation value minus any outstanding loan is greater than the monthly deduction due or the net cash value is greater than the loan interest due.

Also, if you have an outstanding loan on your policy, your policy will enter the grace period on any policy anniversary if the loan interest due is not paid in cash and the loan interest due is greater than the net cash value of your policy.

If your policy enters the grace period, we will send you a notice indicating that you have 61 days to pay an amount sufficient to keep the policy in force. If you do not make the required payment within the 61-day period, your policy will generally lapse, subject to the Automatic Loan Provision, and your life insurance protection will terminate.

Except as otherwise provided under the Endorsement to Modify Grace Period, payment of premiums in specific amounts or on specific schedules does not ensure that your policy will remain in-force. Likewise, if you fail to make scheduled premium payments or pay amounts that are less than scheduled, your policy will not automatically enter the grace period, except for failure to meet any required premium per year commitment on your policy.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or, if applicable, reduce the outstanding loan by repaying some or all of the policy loan.

LIMITATIONS ON ACCESS TO POLICY VALUE

The amount you may receive from your policy by partial surrender or by policy loan is limited to a portion of the net cash value. The amount you receive from the policy by full surrender is limited to the net cash value of the policy. The net cash value is: o The accumulation value of the policy, minus o Any outstanding loans, and minus o Surrender penalties.

Surrender penalties apply during the first fifteen policy years for the base policy.

Partial surrenders in excess of the surrender penalty free withdrawal amounts and full surrenders will incur surrender penalties if the distribution is taken during a surrender penalty period.

Taking partial surrenders reduces the policy's remaining accumulation value and net cash value. Therefore, taking partial surrenders increases the risk that your policy could go into default and enter the grace period.

Partial surrenders in excess of the surrender penalty free withdrawal amount plus surrender penalties or partial withdrawal transaction fees will reduce the face amount of your policy if the death benefit option is Option 1. Surrender penalties and partial surrender transaction fees will reduce the face amount of your policy if the death benefit option is Option 3. Additionally, partial surrenders in excess of the surrender penalty free withdrawal amount may reduce the face amount of your policy if the death benefit option is Option 3.

POLICY LOAN RISKS

The policy value available to be taken as a loan is limited to a portion of the net cash value. Policy loans involve the transfer of values from the investment options to the loan account. This will permanently affect the accumulation value of the policy. Whether the effect is positive or negative depends on whether the rates of return on the investment options are more or less than the interest rate that is credited with respect to outstanding loans. We will deduct any outstanding loan from the proceeds payable upon a full surrender or when the survivor dies.

Loan interest is charged in advance to the next policy anniversary on the outstanding loan. Loan interest not paid in cash will be added to the loan balance. Therefore, over time, your outstanding loan will increase, unless you make loan repayments. Your policy will not automatically go into the grace period because you do not make loan repayments. However, if the accumulation value minus the total outstanding loan amount is less than the monthly deductions due or the net cash value is less than the loan interest due that is not paid in cash, the policy will enter the grace period and will subsequently lapse unless you make sufficient additional payments by the end of the grace period.



INCREASES IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the policy in-force.

TAX RISKS AND POSSIBLE ADVERSE TAX CONSEQUENCES

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, commonly referred to as a MEC, partial and full surrenders, loans and/or assignments of the policy will be included in your gross income to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if the total premiums paid into the policy within the first seven policy years or at certain other times exceed the limits established by the Internal Revenue Code.

If your policy terminates while a loan is outstanding, you will realize taxable income to the extent the outstanding loan exceeds your tax basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, your policy could lapse and terminate, giving rise to tax consequences, at an unexpected time.

As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

                             PORTFOLIO COMPANY RISK

The portfolios underlying the sub-account investment options are subject to certain risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for each portfolio.

                          TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the joint insureds or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical joint insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium; partially or fully surrender the policy or decrease the face amount of the policy; change allocation elections for premiums or monthly deductions; transfer accumulation value among the investment options; request additional illustrations of your in-force policy; receive an accelerated death benefit; take a policy loan; or reinstate a policy.

                                Transaction Fees

----------------------------- ------------------------- ---------------------------------------------------------------------------
           Charge             When Charge is Deducted                                Amount Deducted
----------------------------- ------------------------- ---------------------------------------------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
                                                                 Guaranteed Charge            Current Charge1
----------------------------- -------------------------
----------------------------- ------------------------- ------------------------------------- ------------------ ------------------
Administrative Charge         Upon payment of each       12.0% of each premium.               For policies        6.00% of each
                              premium.                                                          with a base      premium.
                                                                                                policy face
                                                                                                amount under
                                                                                                $10,000,000
----------------------------- -------------------------
----------------------------- -------------------------                                       ------------------ ------------------
                                                                                              For policies        5.5% of each
                                                                                                with a base      premium.
                                                                                                policy face
                                                                                                amount of
                                                                                                $10,000,000 or
                                                                                                over.
----------------------------- -------------------------                                       ------------------ ------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Surrender Penalty2 for base   Upon full surrender,
policy                        partial surrender in
                              excess of surrender penalty free withdrawal
                              amount, and decrease in face amount during the
                              first fifteen policy years but no later than the
                              policy anniversary nearest the 100th birthday of
                              the younger of the joint insureds. A minimum $25
                              charge applies in all policy years on partial
                              surrenders in excess of surrender penalty free
                              withdrawal amounts.
Maximum Surrender Penalty: 3                            $ 57.09 per $1,000 of base policy     Same as Guaranteed Charge.
                                  face amount.
Minimum Surrender Penalty: 4                            $ 1.23 per $1,000 of base policy      Same as Guaranteed Charge.
                                  face amount.
----------------------------- ------------------------- ------------------------------------- -------------------------------------





--------------------------- ------------------------- ---------------------------------------------------------------------------
          Charge            When Charge is Deducted                                Amount Deducted
--------------------------- -------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
                                                                 Guaranteed Charge                      Current Charge1
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Surrender Penalty during                              $16.07 per $1,000 of base policy face    Same as Guaranteed Charge
the first policy year for                                 amount.
a base policy with a face
amount of $1,000,000 ($1,000,000-$2,999,999 band) insuring a male and a female, each age57 at issue and each qualifying for our preferred non-smoker risk class:
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Premium Allocation Change   On each change of         $25                                      None. Charge is currently waived.
Charge                      allocation of new
                            premiums.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Monthly Deductions          On each change of         $25                                      None. Charge is currently waived.
Allocation Election         allocation of monthly
Change Charge               deductions.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Transfer Fee                On each transfer after    $25 from transfer amount.                None. Charge is currently waived.
                            18 in a policy year.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Additional Illustrations    At time of request for    $25                                      None. Charge is currently waived
Charge                      each illustration of
                            values in excess of one
                            each policy year.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Accelerated Death Benefit   At time of accelerated    $250 for each accelerated payment.       Same as Guaranteed Charge
Rider Charge                payment.
--------------------------- -------------------------                                          ----------------------------------
--------------------------- ------------------------- ---------------- ----------------------- -------------- -------------------
Loan Interest Charge        At time loan is first     Policy Years     4.75% annual            Policy Years   4.50% annual
Loan interest rate          taken and, thereafter,    1-10.            effective rate          1-10.          effective rate
charged on policy loans.    on each policy                             applied to                             applied to
                            anniversary while there                    outstanding loan                       outstanding loan
                            is an outstanding                          amount.                                amount.
                            policy loan.5
                                                      Policy Years     4.50% annual            Policy Years   4.25% annual
                                                      11-20            effective rate          11-20          effective rate
                                                                       applied to                             applied to
                                                                       outstanding loan                       outstanding loan
                                                                       amount.                                amount.
                                                      Policy Years     4.25% annual            Policy Years   4.00% annual
                                                      21+              effective rate          21+            effective rate
                                                                       applied to                             applied to
                                                                       outstanding loan                       outstanding loan
                                                                       amount.                                amount.
--------------------------- ------------------------- ---------------- ----------------------- -------------- -------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Reinstatement Interest      At time of                6.00% annual effective rate6             None. Charge is currently waived.
Charges                     reinstatement if (a)
                            policy lapsed during the required premium period and
                            is reinstated in a subsequent policy year; and/or
                            (b) net cash value was paid to you at the time the
                            policy lapsed.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
--------------------------- ------------------------- ---------------------------------------- ----------------------------------
Loan Reinstatement          At time of                4.75% annual effective rate.             None. Charge is currently waived.
Interest                    Rate Charge7 reinstatement if policy lapsed with an
                            outstanding loan.
--------------------------- ------------------------- ---------------------------------------- ----------------------------------

1 We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

2 Surrender penalties are based on surrender penalty factors for the base policy multiplied by each $1,000 of face amount of the base policy.  Surrender  penalty factors  vary for the base policy  based on the face amount of the base  policy;
each joint insured's age at issue;  gender;  underwriting  risk  classification, including  smoker or non-smoker  status,  and extra  ratings;  and the number of years the  policy has been in  effect.  Extra  ratings  are  additional  charges assessed on policies  insuring  individuals  considered to have higher mortality risks based on our underwriting standards and guidelines. For partial surrenders and decreases in face amount, the surrender penalty is a proportionate  share of the full surrender  penalty for the base policy.  The surrender  penalty factors shown in the table may not be  representative  of the charge you would pay. Your policy data pages will indicate the surrender penalty factors applicable to your policy. You can obtain more information about the surrender penalty factors that would apply to you by contacting your registered representative and requesting a
personalized   illustration   including  supplemental  reports  of  charges  and
expenses.

3 The maximum surrender penalty factor applies to a base policy insuring two males, both age 67 at issue, and both qualifying for our preferred non-smoker risk class, for all policy face amounts that fall in the $100,000 - $249,999 band or the $250,000 - $999,999 band. The maximum surrender penalty factor applies during the first policy year.

4 During the first policy year, the minimum surrender penalty factor applies to a base policy insuring two females, both age 16 at issue, and both qualifying for our preferred non-smoker risk class, with a policy face amount of $10,000,000 ($10,000,000 and above band).

5 Loan interest is charged in advance to the next policy anniversary. Loan interest is charged initially when the loan is taken. Each policy anniversary thereafter while a policy loan is outstanding, loan interest is charged in advance to the next policy anniversary. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00%.

6 The annual effective rate is applied to (a) the amount, if any, necessary to meet the minimum premium requirement at the time of reinstatement; and/or (b) the amount, if any, of net cash value paid to you at the time the policy lapsed, for the period from the lapse date to the reinstatement date.

7 Loan interest at an annual effective rate of 4.75% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy. Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the policy loan outstanding at the time the policy lapsed.





The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.


        Periodic Charges Other than Portfolio Company Operating Expenses

--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                   Current Charge1
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Mortality and Expense Risk Daily deduction reflected 0.25% annualized on net assets Same as Guaranteed Charge. Charge in sub-account unit value in each sub-account.
                                  calculation.                     Charges taken
                                                                   at a daily
                                                                   equivalent
                                                                   rate of
                                                                   0.00068408%
                                                                   for the
                                                                   number of
                                                                   days in the
                                                                   valuation
                                                                   period of net
                                                                   assets in
                                                                   each
                                                                   sub-account.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Monthly Deduction -  The          On each monthly policy
Monthly Deduction is comprised    date starting with the
of the sum of the following       policy date until the
charges:                          policy anniversary nearest
                                  the 100th birthday of the
                                  younger of the joint
                                  insureds.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
1.   Monthly Deduction Rate8 times each $1,000 of net amount at risk9 for base policy.
Maximum monthly deduction rate:                                $ 83.3333 times each $1,000 of    $ 35.8998 times each $1,000 of
                                                               the net amount at risk.10         the net amount at risk.11
Minimum monthly deduction rate:                                $ 0.00006453 times each $1,000    Same as Guaranteed Charge.
12                                                             of the net amount at risk.
Monthly deduction rate during                                  $0.0042 times each $1,000 of      Same as Guaranteed Charge.
the first policy year for a                                    the net amount at risk.
base policy insuring a male and
a female, each age 57 at issue,
and each qualifying for our
preferred non-smoker risk class
with a base policy face amount
of $1,000,000
($1,000,000-$2,999,999 band)13:
--------------------------------- ----------------------------
--------------------------------- ---------------------------- ------------ -------------------- ----------------------------------
2.       Policy fee:              On each monthly policy       Policy       Amount               $6.00 in all policy years.
                                                               -------      ------
                                  date starting with the       Years
                                                               -----
                                  policy date until the
                                  policy anniversary nearest
                                  the 100th birthday of the
                                  younger of the joint
                                  insureds.
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               1            $6.00
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               2+           $10.00
--------------------------------- ---------------------------- ------------ -------------------- ----------------------------------






--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                   Current Charge1
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
3.   Monthly Expense Charge On each monthly policy Per Thousand14 is a charge date starting with the per $1,000 of face amount policy date until the of the base policy. policy anniversary nearest
                                  the 100th birthday of the
                                  younger of the joint
                                  insureds.
Maximum monthly expense charge:                                $3.625 times each $1,000          Same as Guaranteed Charge.
                                                                   of face amount for the base
                                                                   policy. 15
Minimum monthly expense charge:                                $0.0067 times each $1,000         Same as Guaranteed Charge.
                                                                   of face amount for the base
                                                                   policy.16
Monthly expense charge during                                  $0.0908 times each $1,000         Same as Guaranteed Charge.
the first policy year for a                                        of face amount for the base
base policy insuring a male and                                    policy.
female, both insureds age 57 at
issue, both qualifying for our
preferred non-smoker risk class
with a base policy face amount
of $1,000,000
($1,000,000-$2,999,999 band):
--------------------------------- ----------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
4.       Monthly Deduction for
     In-Force Riders
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Estate Protection        On each monthly policy                                         Rider is not available on any
         Rider monthly            date starting with the                                         policies with policy dates after
         deduction is a rate      policy date and continuing                                     February 3, 2002.
         per $1,000 of rider      during the first four
         face amount17            policy years.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Maximum monthly rider charge:18                                $ 15.2575 times each $1,000 of    $ 15.2575 times each $1,000 of
                                                               rider face amount.                rider face amount.
Minimum monthly rider charge19:                                $ 0.0168 times each $1,000 of     Same as Guaranteed Charge.
                                                               rider face amount.
Monthly rider charge during the                                $0.0251 times each $1,000 of      Same as Guaranteed Charge.
first policy year for a base                                   rider face amount.
policy insuring a male and
female, both insureds age 57 at
issue, and both qualifying for
our preferred non-smoker risk
class with a base policy face
amount of $1,000,000
($1,000,000 - $2,999,999 band)
and rider face amount of
$500,000:
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Full Death Benefit       On each monthly policy       A monthly charge of $1.00 for     Same as Guaranteed Charge.
         Rider:                   date during policy years     each $1,000 of net amount at
                                  when the younger of the      risk on the base policy.
                                  joint insureds is between
                                  attained ages 90 and 99.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------






--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                   Current Charge1
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Secure Estate Rider      On each monthly policy
     monthly deduction is a       date starting with the
     rate per $1,000 of rider     policy date and continuing
     face amount 20               during the first ten
                                  policy years.
Maximum monthly rider charge:                                  $ 56.9712 times each $1,000 of    $ 36.3922 times each $1,000 of
                                                               rider face amount.21              rider face amount.22
Minimum rider charge: 23                                       $ 0.0051 times each $1,000 of     Same as Guaranteed Charge.
                                                               rider face amount.
Monthly rider charge during the                                $0.0676 times each $1,000 of      Same as Guaranteed Charge.
first policy year for a base                                   rider face amount.
policy insuring a male and a
female, each age 57 at issue
and each qualifying for
preferred non-smoker risk class
with a base policy face amount of $1,000,000 ($1,000,000-$2,999,999 band) and rider face amount of $500,000:
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
5.   Option Election Charge On each monthly policy to continue Secure Estate date during policy years Rider coverage as an 11 through 15. increase in the base policy face amount:24
Maximum monthly option election                                $ 7.1017times each $1,000 of      Same as Guaranteed Charge.
charge:25                                                      rider face amount continued.
Minimum monthly option election                                $ 0.0134 times each $1,000 of     Same as Guaranteed Charge.
charge:26                                                      rider face amount continued.
Monthly option election charge                                 $0.1817 times each $1,000 of      Same as Guaranteed Charge.
during the 11th through 15th                                   rider face amount continued.
policy years for a base policy
insuring a male and a female,
each age 57 at issue and each qualifying for our preferred non-smoker risk class with a base policy face amount of $1,000,000 ($1,000,000 - $2,999,999 band) and rider face amount of $500,000:
--------------------------------- ---------------------------- --------------------------------- ----------------------------------

8 Monthly deduction rates vary based on the face amount of the base policy; each joint insured's age at issue; gender (except where unisex rates apply); underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings; and the number of years that the policy has been in force. See note 2 above for an explanation of "extra ratings". For a specific pair of joint insureds, monthly deduction rates for the policy generally increase with the age at issue of each of the joint insureds, subject to the effect of all other criteria, including face amount bands. On any specific policy, monthly deduction rates generally increase based on the attained age of each of the joint insureds, such that monthly deduction rates generally increase annually 'based on the policy duration and each joint insured's attained age. This is not always the case, however, and the effect of any extra ratings, among other things, may result in actual decreases in monthly deduction rates in certain years compared to the rates in a prior year. On a guaranteed basis, the monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for sex distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings. The rates are determined for each joint insured and then are converted to joint rates. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. Your policy data pages will indicate the guaranteed maximum monthly deduction rates per $1,000 for the base policy applicable to your policy. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

9Net amount at risk is the difference between (a) the death benefit and (b) the base policy accumulation value at the beginning of each policy month.

10 The maximum guaranteed monthly deduction rate shown will apply on all policies during the policy year in which the younger insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier policy years if the policy is issued with extra ratings. See note 2 above for an explanation of "extra ratings".

11 The maximum current monthly deduction rate shown will apply during the eleventh policy year for a base policy insuring two males, each age 89 at issue and each qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 2 above for an explanation of "extra ratings".

12 The minimum monthly deduction rate shown will apply during the first policy year for a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class.

13 We offer 6 bands of face amount coverage under the policy. Monthly deduction rates generally vary by band, but they do not vary above the $3,000,000 - $4,999,999 face amount band. The $5,000,000 and $10,000,000 bands have reduced administrative charges deducted from premiums compared to other bands. Except as noted, it is generally the case that the higher the band of total face amount coverage for the base policy, the lower the monthly deduction rates for a specific pair of joint insureds. Generally, the monthly expense charge per thousand for any specific joint insureds will be lower for higher base policy face amounts. Your coverage band can be changed if the base policy face amount increases or is decreased, unless we agreed to determine the initial band for a policy by aggregating the face amounts of two or more policies.

14 The monthly expense charge per thousand varies based on the face amount of the base policy; each joint insured's age at issue; gender; and underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings assessed on either joint insured. See note 2 above for an explanation of "extra ratings". Generally, the initial monthly expense charge per thousand increases with the age at issue of each joint insured, subject to all other conditions affecting the charge. The guaranteed and the current rates are level during all policy years in which monthly deductions are taken, unless the base policy face amount increases or decreases. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the guaranteed maximum monthly expense charge per thousand applicable to your policy. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

15 The maximum monthly expense charge per thousand shown will apply during all policy years for a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class, with a base policy face amount of $100,000 ($100,000-$249,999 band).

16 The minimum monthly expense charge per thousand shown will apply during all policy years for a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class, with a base policy face amount of $10,000,000 ($10,000,000 and above band).

17 Monthly rider charges vary based on the face amount of the base policy; each joint insured's age at issue; gender (except where unisex rates apply); underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings; and the number of years that the rider has been in force. See note 2 above for an explanation of "extra ratings". The monthly deduction rate times each $1,000 of rider face amount shown in the table may not be representative of the charges you will pay. The charges that apply to your policy are included in the policy data pages of your policy if your policy was issued with the Estate Protection Rider.

18 The maximum monthly rider charge shown will apply during the 4th policy year for a rider issued in connection with a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 2 above for an explanation of "extra ratings".

19 The minimum monthly rider charge shown will apply during the first policy year for a rider issued in connection with any base policy having a face amount of $100,000 or more, insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class.

20 Monthly rider charges vary based on the face amount of the base policy; each joint insured's age at issue; gender (except where unisex rates apply); underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings; and the number of years that the rider has been in force. See note 2 above for an explanation of "extra ratings". The monthly deduction rate times each $1,000 of rider face amount shown in the table may not be representative of the charges you will pay. Your policy data pages will indicate the guaranteed rider charges applicable to the rider on your policy if your policy is issued with the rider. You can obtain more information about the monthly deduction rate times each $1,000 of rider face amount that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

21 The maximum monthly rider charge shown will apply during the 10th policy year for a rider issued in connection with a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class with a base policy face amount of $1,000,000 ($1,000,000 - $2,999,999 band) and rider face amount of $500,000. The maximum charge will be higher for riders on policies on which extra ratings apply. See note 2 above for an explanation of "extra ratings".

22 The maximum monthly rider charge shown will apply during the 10th policy year for a rider issued in connection with a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class with a base policy face amount of $1,000,000 ($1,000,000 - $2,999,999 band) and a rider face amount of $500,000. The maximum charge will be higher for policies on which extra ratings apply. See note 2 above for an explanation of "extra ratings".

23 The minimum monthly rider charge shown will apply during the first policy year for a rider issued in connection with a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class with a base policy face amount of $10,000,000 ($10,000,000 and above band) and rider face amount of $500,000.

24 The option election charge applies only if the Secure Estate Rider was issued with the base policy and the contract owner elects to continue the rider coverage as an increase in the base policy face amount. This charge varies based on the base policy face amount at issue; each joint insured's age at issue; gender; underwriting classification, including smoker or non-smoker status; and any extra ratings. See note 2 above for an explanation of "extra ratings" The option election charge shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the option election charge applicable to your policy if your policy is issued with the Secure Estate Rider. You can obtain more information about the option election charge that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

25 The maximum monthly rider charge shown will apply during the 11th through 15th policy years for the rider coverage amount continued on a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class, with a base policy face amount of $1,000,000 ($1,000,000 - $2,999,999 band) and rider face amount of $500,000.

26 The minimum monthly rider charge shown will apply during the11th through 15th policy years for the rider coverage amount continued on a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class, with a base policy face amount of $10,000,000 ($10,000,000 and above band) and rider face amount of $500,000.

                               Portfolio Expenses


The table that follows describes the portfolio fees and expenses that you will periodically pay during the time that you invest in these portfolios.

Minimum/Maximum Total Portfolio Annual Expenses

The minimum and maximum total annual portfolio operating expenses (before waiver or reimbursement) charged by the portfolios for the fiscal year ended December 31, 2002 are shown below, including management fees, distribution (12b-1) fees, and other expenses.


-------------------------------- --------------------------------
            Minimum                          Maximum
-------------------------------- --------------------------------
-------------------------------- --------------------------------

-------------------------------- --------------------------------

Portfolio Expense Details

The fees and expenses are for the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. The figures are shown as a percentage of assets before any fee waivers and/or expense reimbursements that may be provided by a portfolio(1). More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

                               Portfolio Expenses


                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio                                                               Fees        Expenses     12b-1 Fees    Expenses
AEGON/Transamerica Capital Guardian Global
AEGON/Transamerica Capital Guardian Value
AEGON/Transamerica Federated Growth and Income
AEGON/Transamerica Transamerica Equity(2)
AEGON/Transamerica Transamerica Money Market
AEGON/Transamerica Van Kampen Emerging Growth
Alger American Income & Growth-Class O
Alliance VP Growth and Income - Class B
Alliance VP Premier Growth - Class B
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial
Shares

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial
Shares
Dreyfus VIF - Appreciation Portfolio - Initial Shares
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
Fidelity VIP ContrafundR Portfolio - Service Class 2
Fidelity VIP Equity Income Portfolio - Service Class 2
Fidelity VIP Index 500 Portfolio - Service Class 2
Franklin Small Cap Fund - Class 2
Franklin Small Cap Value Securities Fund - Class 2
Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth - Service Shares
MFSR Emerging Growth Series
MFSR Investors Trust Series
MFSR Research Series
Miller Anderson UIF Core Plus Fixed Income-Class 1(3) (4)
Miller Anderson UIF High Yield-Class 1(3) (4)
OCC Accumulation Trust Managed(3)(5)
OCC Accumulation Trust Small Cap(3) (5)
PIMCO VIT StocksPLUS Growth & Income - Admin Class(6)
Van Kampen UIF Emerging Markets Equity-Class 1(3) (4)
Van Kampen UIF International Magnum-Class 1(3) (4)


The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers. We have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2002.


Notes to Fee Table:

(1) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been, as a percentage of assets, as follows:

                                                                                                       Total Portfolio
                                                              Management       Other      Rule 12b-1        Annual
     Portfolio                                                   Fees         Expenses       Fees          Expenses
     AEGON/Transamerica Transamerica Equity
     Fidelity VIP Index 500 Portfolio - Service Class 2
     Franklin Small Cap Fund - Class 2
     Franklin Small Cap Value Securities Fund - Class 2
     Miller Anderson UIF Core Plus Fixed Income-Class 1
     Miller Anderson UIF High Yield-Class 1
     Van Kampen UIF Emerging Markets Equity-Class 1
     Van Kampen UIF International Magnum-Class 1

(2) The historical financial information for periods before May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

(3) The management fee of certain of the portfolios includes breakpoints at designated asset levels. Further information on these breakpoints is provided in the prospectuses for the portfolios.

(4) Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen" or "Miller Anderson".

(5) The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the portfolio to x.xx% of average net assets (net of expenses offset) on an annual basis.

(6) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent these expenses would exceed, due to the payment of organizational expenses and trustees' fees, x.xx% of average daily assets. Without such reduction, total annual expenses for the fiscal year ended December 31, 2002 were x.xx%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

TRANSAMERICA, THE FIXED ACCOUNT,
THE SEPARATE ACCOUNT AND
THE PORTFOLIOS

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52449. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.

Our administrative office is located at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152, Telephone: 1-866-844-4885.

Transamerica Occidental Life Insurance Company is obligated to pay to you all benefits and amounts promised under this policy.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own, except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

The portion of the accumulation value in the fixed account earns interest daily. The minimum guaranteed interest rate we credit on fixed account values for all policy years is 4% per year. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest exact age 100 for any portions of the fixed account other than loaned amounts. You bear the risk that we will not declare an interest rate higher than 4% per year. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest exact age 100, the accumulation value in the fixed account will earn interest at the guaranteed minimum interest rate. We credit interest with respect to outstanding loans at a rate of 4% per year in all years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-4, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company.

The separate account currently has 30 sub-accounts available for investment, each of which invests only in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

We reserve the right to create new sub-accounts for the policies in our sole discretion. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. Subject to law, we may also combine or eliminate one or more sub-accounts in our sole discretion, or close sub-accounts to allocations of new premiums by existing or new policy owners.

Furthermore, subject to applicable law the separate account or any sub-accounts may be operated as a management company under the 1940 Act or any other form permitted by law. They may also be deregistered under such Act in the event that registration is no longer required. Finally, they may also be combined with other sub-accounts or one or more other separate accounts.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

We may receive payment from some or all of the portfolios or their advisers, distributors, or affiliates for administrative or distribution services. The amount of this compensation is based upon a percentage of the assets of the portfolio attributable to the policy and other policies issued by us. These percentages differ.Some advisers, distributors, or affiliates may be affiliated with us and some may pay us more than others.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

Statements of Additional Information for the portfolios are available on request. There is no guarantee that the portfolio's investment objectives will be achieved. The accumulation value may be less than the aggregate premiums paid for the policy.

Addition, Deletion, or Substitution of Portfolios

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy or any of the portfolios or class of portfolio shares will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. New and substituted portfolios may have different fees and expenses and their availability may be limited. To the extent required by the 1940 Act, if we substitute shares in a sub-account that you own, we will provide you with advance notice and seek advance permission from the SEC. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.


In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio.

The following are summary descriptions of the portfolios' investment objectives:

The Capital Guardian Global Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to provide long-term growth of capital and income.

Investment Adviser - AEGON/Transamerica Fund Adviser, Inc. (Capital Guardian Trust Company, sub-adviser)

The Capital Guardian Value Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to provide long-term growth of capital and income through investments in a portfolio comprising primarily equity securities whose principal markets are in the United States (including American Depository Receipts and other U.S. registered foreign securities).

Investment Adviser- AEGON/Transamerica Fund Adviser, Inc. (Capital Guardian Trust Company, sub-adviser)

The Federated Growth and Income Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market).

Investment Adviser- AEGON/Transamerica Fund Advisers, Inc. (Federated Investment Counseling, sub-adviser)

The Transamerica Equity Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize long-term growth by investing at least 80% of its assets in equity securities of growth companies of any size.

Investment  Adviser-   AEGON/Transamerica   Fund  Advisers,  Inc.  (Transamerica
Investment Management, LLC, sub-adviser)

The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize current income consistent with liquidity and preservation of principal by investing in money market instruments with remaining maturities of 13 months or less.

Investment  Adviser-   AEGON/Transamerica   Fund  Advisers,  Inc.  (Transamerica
Investment Management, LLC, sub-adviser)

The Van Kampen Emerging Growth Portfolio of the AEGON/ Transamerica Series Fund, Inc. seeks capital appreciation.

Investment Adviser- AEGON/Transamerica Fund Advisers Inc. (Van Kampen Asset Management Inc., sub-adviser)

The Income & Growth Portfolio of The Alger American Fund-Share Class O primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, which the Manager believes also offer opportunities for capital appreciation.

Investment Adviser- Fred Alger Management, Inc.

The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. -Class B seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

Investment Adviser- Alliance Capital Management, L.P.

The Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. -Class B seeks growth of capital by pursuing aggressive investment policies.

Investment Adviser- Alliance Capital Management, L.P.

The Mid-Cap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies. To pursue this goal, the portfolio normally invests at least 80% of its assets in midcap stocks. Midcap stocks are those with market capitalization between $1 billion and $10 billion.

Investment Adviser- The Dreyfus Corporation

The Dreyfus Socially Responsible Growth Fund Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Investment Adviser- The Dreyfus Corporation

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio primarily invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

Investment Adviser- The Dreyfus Corporation (Fayez Sarofim & Co., sub-adviser)

The Developing Leaders Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and, thus, at any given time, a substantial portion of the portfolio's holdings may have capitalizations in excess of $2 billion.

Investment Adviser- The Dreyfus Corporation

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

Investment Adviser- Fidelity Management & Research Company

The Equity Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

Investment Adviser- Fidelity Management & Research Company

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500).

Investment Adviser- Fidelity Management & Research Company

The Franklin Small Cap Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase. The Fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.

Investment Adviser- Franklin Advisers, Inc.

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies with market capitalization values not exceeding $2.5 billion, at the time of purchase.

Investment Adviser- Franklin Advisory Services, LLC

The Balanced Portfolio - Institutional Shares of the Janus Aspen Series normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

Investment Adviser- Janus Capital Management LLC

The Worldwide Growth Portfolio - Institutional Shares of the Janus Aspen Series invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

Investment Adviser- Janus Capital Management LLC

The Emerging Growth Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital by investing in common stocks of companies that are early in their life cycles but which MFS believes have the potential to become major enterprises.

Investment Adviser- MFS Investment Management(R)

The Investors Trust Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Adviser- MFS Investment Management(R)

The Research Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better-than-average prospects for long-term growth.
Investment Adviser- MFS Investment Management(R)

The Core Plus Fixed Income Portfolio of the Miller Anderson Universal Institutional Funds-Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser- Miller Anderson*

The High Yield Portfolio of the Miller Anderson Universal Institutional Funds-Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser- Miller Anderson*

The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time by investing primarily in common stocks, bonds and cash equivalents.

Investment Adviser- OpCap Advisors (Pacific Investment Management Company LLC sub-adviser)

The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation. The Portfolio invests at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of companies with a market capitalization under $2 billion.

Investment Adviser- OpCap Advisors

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks to outperform the stock market as measured by the S&P 500 Index by investing in S&P 500 derivatives in addition to or in place of S&P 500 stocks in an attempt to equal or exceed the performance of the S&P 500.

Investment Adviser- Pacific Investment Management Company LLC ("PIMCO")

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds-Class 1 seeks long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries. The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations, and company management with strong shareholder value orientation.

Investment Adviser- Van Kampen**

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds -Class 1 seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers comprising the Morgan Stanley Capital International EAFE Index (which includes Australia, Japan, New Zealand, most Western European nations and certain developed Asian countries, such as Hong Kong and Singapore).

Investment Adviser- Van Kampen**

* Morgan Stanley Investment Management, Inc. does business in certain instances using the name Miller Anderson. Prior to May 1, 2002, Morgan Stanley Investments LP (formerly, Miller Anderson & Sherrerd, LLP), an affiliate of Morgan Stanley Investment Management, Inc. served as investment advisor to the Core Plus Fixed Income Portfolio and the High Yield Portfolio.

** Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser to the UIF Portfolios.


VOTING RIGHTS

Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote the shares at the portfolios' shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with accumulation value in the sub-account. If the federal securities laws or regulations governing the voting of portfolio shares change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies. Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the corresponding portfolio. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote our shares held in the separate account that do not relate to the policies in the same proportion as all of the instructions we received for the sub-account.

We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:

A    is each policy owner's value in the sub-account; and

B is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard any voting instructions that policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or is otherwise improper under the portfolios' objectives and purposes. If we do disregard voting instructions, we will include a summary of that action and reasons for it in the next report to policy owners.


THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but the prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The joint insureds together are the owners unless another owner has been named in the application or in any supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while either of the joint insureds is alive. After one of the joint insureds dies, the survivor will be the sole owner of the policy if the policy was jointly owned by the insureds. If the owner is an individual other than both of the joint insureds, and dies before the joint insureds, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the survivor is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the survivor dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the survivor dies.
To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

If any beneficiary dies before the survivor, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the survivor, or within 30 days after the survivor, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the survivor dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the survivor is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the survivor is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our President or a Vice President, together with our Secretary. No agent may bind us by making any promise not contained in the policy.

Among other rights we have in connection with the policy, we may:

o modify the policy to ensure that the death benefit is never less than the amount required to maintain the policy's qualification as a life insurance policy; and

o make any changes or substitutions to the investment options of the Separate Account, make any changes to the fixed account accumulation options, operate the Separate Account as a management company under the Investment Company Act of 1940, or de-register the Separate Account if registration is no longer required.

We may notify you if we make any of the above-mentioned modifications. If we modify the policy, we will make appropriate endorsements to the policy as may be necessary.

Application for a Policy

We offer policies to proposed joint insureds who are between ages 16 and 89. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed joint insureds. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place each joint insured into one of six underwriting classes:

o        Preferred nonsmoker
o        Preferred smoker
o        Standard nonsmoker
o        Standard smoker
o        Uninsurable nonsmoker
o        Uninsurable smoker

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

We may approve an application on which one of the joint insureds is classified as uninsurable, according to our underwriting guidelines, so long as the other joint insured is not considered uninsurable.

The underwriting class assigned to each joint insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on each joint insured's underwriting class, among other factors. Generally, for the same joint insureds, our rates are lowest for preferred nonsmokers.

We also charge lower rates for policies with higher face amounts of base policy coverage. We offer the following bands for face amounts of base policy coverage:

o        $100,000 - $249,999
o        $250,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - $4,999,999
o        $5,000,000 - $9,999,999
o        $10,000,000 and above

For the same joint insureds, the monthly deduction rates we use decrease at each band through the $5,000,000 band. At the $10,000,000 band, we reduce the current administrative charge from 6% of each premium paid to 5.5% but do not reduce the monthly deduction rates at that band..

If requested, we may determine the band for two or more policies based on the total coverage of the policies. Generally, we will determine the band for policies in this manner when the joint insureds on the policies are the same but, due to special ownership or beneficiary designations, the total coverage for the joint insureds is requested to be issued on two or more policies. When we determine the band for a policy in this manner, future face amount changes will not affect the band for the policy.

You may make a payment at the time of application, under certain circumstances, subject to our rules. Under our underwriting rules, you may make a payment at the time of application if you are requesting a face amount of base policy coverage which is no more than $1,000,000. We may refuse to accept initial payments with the application for other situations.

If you make an initial payment in the amount of at least one monthly premium (or 10% of an annual premium), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Included in these conditions are:

o        the completion of both parts of the application;

o        the completion of all underwriting requirements; and

o the proposed joint insureds must both be insurable under our rules for insurance under the policy, in the amount, and in the underwriting class applied for in the application.

After all conditions are met, the amount of fixed conditional insurance provided by the conditional receipt will be the amount applied for, up to a maximum of $250,000 for persons age 16 to 65 and insurable in a standard underwriting class, and up to $100,000 for all other ages and underwriting classes.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of at least $100,000.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current TransSurvivor Life VUL policy for a fixed joint and last survivor policy offered by us on a policy form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest exact age 95, whichever comes first, if all of the following conditions are met:

o        both joint insureds are living;

o        the current policy does not have any outstanding loans; and

o you have not elected to exchange the policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approved the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:

a) both joint insureds are alive and in good health, and

b) the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and/or all delivery requirements are satisfied, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed all delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause either or both joint insureds to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Monthly deductions are based in part on the age of each joint insured at issue. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy, you will be paying for insurance during a period when the policy was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free-look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.

Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Interest credited during a policy monthly with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The portion of the accumulation value in the fixed account excludes the amounts, if any, in the loan account.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge up to $25 for each additional transfer. Currently, we do not impose a charge on transfers that exceed 18 in a policy year. Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in the proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B is the total amount transferred from all investment options.

The following transactions do not count towards the first 18 transfers during a policy year and you will not be charged a transfer fee for them:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

o        Transfers to or from the loan account.

o Transfers under the dollar cost averaging or automatic account rebalancing options.

o Transfers we may make after we receive notice of the survivor's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option, or the automatic account rebalancing, or AAR, option, by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Other Restrictions on Transfers

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the transfer privileges, including the telephone access privilege, at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant amounts from one sub-account to another may prevent the underlying portfolio from taking advantage of investment opportunities. This is likely to arise when the volume of transfers is high, since each portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in portfolio transaction costs which must be indirectly borne by owners. Therefore, we reserve the right to require that all transfer requests be made by you and not by a third party holding a power of attorney. We may also require that each transfer you request be made by a separate communication to us. We also reserve the right to require that each transfer request be submitted in writing and be manually signed by you. We may choose not to allow telephone or facsimile transfer requests.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts. The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account, the frequency of the scheduled transfers and the date you want the transfers to begin.

o The date that you want the transfer to begin may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than one month after the date the initial premium was allocated to your policy.

o You must have at least $1,000 in the money market sub-account on the date of the first scheduled transfer under the option. o The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

     We reserve the right to further limit the allowable dates on which DCA transfers may take place.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

o the date the money-market sub-account does not have any accumulation value remaining;

o    the date we receive notice of the survivor's death;

o    the date the policy lapses;

o    the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your termination request. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the accumulation value of the policy eligible for transfers is reallocated among your selected investment options to restore the balances of those options to the allocation percentages you elect on your written request. The accumulation value eligible for transfers is the accumulation value minus any outstanding loans and minus any interest earned with respect to loans during the current policy month if there is an outstanding loan balance on the date of the transfers under the AAR option. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually.

There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value eligible for transfer that you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o The date that you want the transfers to start may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than three months after the date the initial premium was allocated to the policy.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer will not occur.

o We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for DCA transfers, if you choose that option.

     We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

o    the date we receive notice of the survivor's death;

o    the date the policy lapses;

o    the date the policy is surrendered or terminated; or

o the date you request the termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o    transfer amounts between or among investment options,

o    change your premium allocations or your monthly deductions allocations, and

o    request a loan, up to limits established by us, by telephone.

The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Partial surrenders and full surrenders are not permitted under this option.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner.

We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Option to Split the Policy

A policy split may have tax consequences. You should consult a qualified tax adviser.

Subject to the conditions and restrictions described in the policy, you have the option to exchange the policy for two individual policies, one on each of the lives of the joint insureds, upon the occurrence of certain contingent events such as divorce or changes in the tax Code affecting the unlimited marital deduction or federal estate tax liability.

Generally, to apply for the option, you must notify us in writing within six months of the occurrence of the contingent event and both joint insureds must submit to us full evidence of insurability at the time of the split.

The new policies will not be variable policies. A new policy may not exceed 50% of the face amount of the original policy. The new individual fixed universal life policies will be issued as of the current date and will be based upon the attained age and current underwriting classification of each individual at the time of the split.

We will not notify you of any tax law changes that may affect the original policy.


DEATH BENEFIT

If the policy is in force on the date of death of the last joint insured to die, we will pay the death benefit to the named beneficiary. The death benefit before the policy anniversary nearest exact age 100 will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex in the SAI and Partial Surrenders in the prospectus.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Proof of Death

We will pay any death benefit payable because of the death of the second of the joint insureds to die when we receive due proof of the death of both joint insureds while the policy is in force. When the survivor dies, proof of death must be sent to our Administrative Office. We must be notified of the first death within a reasonable time, and in no event later than one year after the date of death of the first joint insured to die. We will send the appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy before the policy anniversary nearest exact age 100. You choose the desired option in the application. If you do not choose a death benefit option on the application, Option 1 will automatically take effect.

You may change the option once per policy year after the first policy year by written request, subject to our consent. Changes in the death benefit option:

o will be effective on the policy anniversary following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on evidence of insurability of the joint insureds provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount; and

o may result in changes in the monthly deductions, including the monthly deduction rates.

Before the policy anniversary nearest exact age 100, the death benefit will be as follows: For Option 1 (the level option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death;

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death, plus the accumulation value of the base policy on the date of the survivor's death;

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death, plus the excess, if any, of all gross premiums paid for the base policy as of the date of the survivor's death over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds on the date of the survivor's death; or

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

Beginning with the policy anniversary nearest exact age 100, the death benefit will be the greater of:

a) the death benefit factor multiplied by the accumulation value of the base policy as of the date of the survivor's death; or

b) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

If the Full Death Benefit Rider is in force on the policy anniversary nearest exact age 100, however, the death benefit beginning on that date will be the benefit as provided under the rider.

We will determine the accumulation value for the death benefit calculation using the prices calculated at the end of the valuation date on which the survivor died. If that date is not a valuation date, we use the prices calculated at the end of the next valuation date.

We will reduce the death benefit by any outstanding loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death. The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the base policy), and

o    you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions are based on net amount at risk for the base policy, Option 1 results in smaller monthly deductions for the same face amount of base policy coverage for the same joint insureds compared to Options 2 and 3.

Option 2 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy.

Under Option 2, your death benefit is generally the sum of the face amount of the base policy coverage and the accumulation value. To the extent the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains the face amount of the base coverage, however, the portions of the monthly deductions based on the net amount at risk for the base policy will generally be higher than they would be for the same joint insureds under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

o    you want a death benefit which may increase over time; and

o you want the death benefit to return the premium outlay as well as the face amount.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk for the base policy may be higher or lower than those you would be charged under Option 2.

Transfers After Survivor's Death

After we receive notice of the survivor's death, we may:

o transfer any portion of the accumulation value in a any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.

Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum, unless we receive an election to receive the applicable benefits under a settlement option.

Simultaneous Deaths of the Joint Insureds

If the joint insureds die simultaneously, any death benefit payable under the base policy will be paid as though the older joint insured died first.

Option to Change the Face Amount

Increasing the Face Amount. We will not allow an increase in the face amount of the policy.

Decreasing the Face Amount. You may request a decrease in the face amount of the policy if all of the following conditions are met:

o    You must make a written request to us.

o On the request date, the policy must be in force with at least one of the joint insureds alive.

o The decrease of the face amount may only be effective as of a policy anniversary.

o    The amount of the reduction in face amount must be at least $25,000.

o    The new face amount may not be less than our published minimum face amount.

The decrease of the face amount may cause a change in the monthly deduction charged.

A surrender penalty will result from the decrease in face amount if the decrease is made during the first 15 policy years or before the policy anniversary nearest exact age 100, whichever is earlier. Please see Surrender Penalty Deferral Endorsement.

We will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective.

The surrender penalty is equal to A times B divided by C, where:

A    is the full surrender penalty for the current policy year;

B    is the amount of the decrease allocated to the base policy; and

C is the face amount of the base policy before the decrease.

After the decrease, the monthly deduction rates, monthly expense charges per $1,000 and any future surrender penalties will be based on the new face amount of the base policy.

If the face amount is decreased during any required premium period, we will recalculate the required premium per year for the remainder of the required premium period based on the new face amount. Face amount reductions may require reductions in the amount of coverage under the Estate Protection Rider (for policies issued before February 4, 2002) or the Secure Estate Rider (for policies issued on or after February 4, 2002), if either rider is in force at the time of the face amount decrease.


PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.

When you apply for a policy, you must elect a required premium per year amount. Your agent will tell you the minimum and maximum amounts that you may elect based on your proposed policy. As described below, the cumulative required premium per year must be paid during the first five policy years or the policy will enter the grace period and may lapse.

Paying the required premiums during the first five policy years does not guarantee the policy will not lapse. Even if you pay the required premiums during the first five policy years, the policy can still lapse if the accumulation value, less any outstanding loan, is not enough to pay the monthly deductions due. If the Endorsement to Modify Grace Period is in effect on your policy, however, the policy will not enter the grace period due to the monthly deduction exceeding the accumulation value net of outstanding loans, subject to the provisions of that endorsement.

On your application, you may specify an amount and a schedule for planned premium payments you intend to make. You may elect to pay premiums monthly, quarterly, semi-annually, or annually. Monthly and quarterly scheduled premiums may be paid under a pre-authorized withdrawal plan under which you authorize us to process charges against your checking account (or other acceptable account) for the scheduled premiums. Alternatively, you may request that we send you reminder notices of planned premiums on a quarterly, semi-annual, or annual basis. Other schedules and arrangements may be available for groups under certain conditions. You may change your planned premium schedule, or authorize or stop enrollment in the pre-authorized withdrawal plan, at any time by providing us with written notice. Changes will be made effective as soon as practical after receipt of your written notice. You are not required to pay premiums based on the schedule you elect or in the amount you specify, subject to the required premium per year and Grace Period provisions of your policy.

We will accept any premium amount you send us while the policy is in force, subject to the Premium Limitation provision and the following conditions:

o The policy will not become effective until you pay the minimum initial premium shown on the policy's data page.

o You must pay the required premium per year for the base policy during the first five policy years. These premiums may be paid cumulatively in advance. At the end of each of the first five policy years, we will calculate the cumulative total of all gross premiums paid for the base policy, less any premium refunds, partial surrenders and surrender penalty free withdrawals. We will divide this total by the number of years since the policy date. The resulting amount must equal or exceed the required premium per year for the base policy during the required premium period, or your policy will enter the grace period, even if the accumulation value minus outstanding loans is greater than the monthly deductions due. If you do not pay the required premium by the end of the grace period, your policy could lapse. The Endorsement to Modify Grace Period does not prevent the policy from entering the grace period, and potentially lapsing, due to failure to pay the required premium per year. If your policy lapses due to failure to pay the required premium per year, any net cash value will be paid to you if the Automatic Premium Loan Endorsement is not exercised.

o You may pay premiums at any time before the policy anniversary nearest exact age 100. Each premium must be at least $25 and may not exceed the limits described in the Premium Limitation section below.

After the end of the fifth policy year, premium payments are flexible as to amount and frequency within limits, and no premiums may be paid into the policy after the policy anniversary nearest exact age 100.

After the fifth policy year, we will continue to provide you with a notice of your planned premium payments. Paying these premiums does NOT guarantee that your policy will not lapse (except as provided under the Endorsement to Modify Grace Period). If you stop paying premiums after the required premium period, your coverage will continue until the net cash value is insufficient to pay the monthly deduction and any loan interest due. At that time, your policy will enter the grace period. Beginning with the policy anniversary nearest exact age 100, premium billing will stop and no further premium payments will be accepted.

Premium Qualification Credit

At the end of each of the first five policy years, we will calculate the total of gross premiums paid for the base policy. From this total, we will subtract any premium refunds, partial surrenders and surrender penalty free withdrawals. If the result equals or exceeds the required premium per year for the base policy during the first five policy years times the number of years since the policy date, we will add a premium qualification credit to your accumulation value at the beginning of the next policy year on the policy anniversary.

The amount of the credit will be a specific percentage of the required premium per year for the base policy during the first five policy years. The premium qualification credit is currently equal to 2% of the required premium per year.

We will not add a premium qualification credit to your accumulation value if the amount of premium required, as described above, is not received by the end of each policy year.

The premium qualification credit will be allocated among your investment options according to the most recent premium allocation election we have received from you. We will allocate the premium qualification credit on the policy anniversary if that day is a valuation date. If the policy anniversary is not a valuation date, we will allocate the premium qualification credit on the next valuation date.

Premium Limitation

We reserve the right to refund any unscheduled premium during any policy year if the total premium paid:

o increases the difference between the death benefit and the accumulation value; and

o is more than $10 per $1,000 of face amount and more than three times the total of the monthly deductions for the previous policy year.

We also reserve the right to refund any unscheduled premiums that exceed $25,000 in any 12-month period. We will not refund any amount if doing so would cause the policy to enter the grace period before the next policy anniversary.

The amount refunded will not exceed the net cash value of the policy. If the entire net cash value is refunded, we will treat the transaction as a full surrender of the policy.

If we believe any portion of a premium payment will cause a policy to become a MEC under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgment noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the grace period and any premium requirements that may be in effect.

Automatic Premium Loan Endorsement

You may elect on your application to add the Automatic Premium Loan (APL) Endorsement to your policy. We may also permit you to add the endorsement at a later date. If the endorsement is in effect on your policy, then, if any portion of the required annual premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have enough net cash value to pay both the required annual premium due and the interest due on the automatic premium loan. If the policy does not have enough net cash value to pay both the required annual premium due and the interest due on the automatic premium loan, the policy will lapse, subject to the NONFORFEITURE provisions.

We will deduct the automatic premium loan, including the loan interest due in advance, from your investment options on a pro-rata basis. We will then transfer the automatic premium loan and applicable interest to the loan account. We will credit the net loan amount under the APL provisions as a premium payment on the same date that we take the loan. We will allocate the net premium amount under the APL provisions according to your current premium allocation elections. The automatic premium loan and applicable interest will be effective on the last day of the grace period. If that day is not a valuation date, the automatic premium loan with applicable interest, will be effective on the next valuation date.

The automatic premium loan will be subject to all other provisions and limitations that apply to policy loans.

The APL is only effective during the first five policy years with regard to the required premium per year provision. The APL will terminate after the end of the fifth policy year.


ALLOCATION OF NET PREMIUMS

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33.333% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests.

Your premium allocation election applies to all net premiums credited to your policy.

If mandated under applicable law, we may be required by the government to freeze access to the contract. This may require us to reject any payments, block your access to the contract value (i.e., disallow any requests for transfers, partial withdrawals, or surrenders), and withhold any death benefit payments until we receive instructions from the appropriate government regulator. The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.

Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

o    the date we approve the issuance of the policy;

o    the policy date;

o    the date we receive the minimum initial premium; or

o the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy's accumulation value.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before
Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.


UNITS AND UNIT VALUES

Valuation of Units

We will allocate the net premiums, transfers and any applicable premium qualification credits to the separate account to purchase units in the sub-accounts you have elected. All net premiums will be allocated according to the ALLOCATION OF NET PREMIUMS section.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the mount is allocated. If the day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a) increased by a net premium, premium qualification credit or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)   changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                {(A x B) minus C}
                                        D
where

A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C is a charge for each day in the valuation period equal to the net assets of the sub-account multiplied by the daily mortality and expense risk factor.

D is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in calculation of the unit values.


ACCUMULATION VALUE

Determination of Accumulation Value

Each policy has an accumulation value, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.

The accumulation value at the time the initial premium is accepted is equal to:

o        the initial net premium; minus

o        the monthly deduction(s) that start on the policy date.

The accumulation value of the policy on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o    the accumulation values in the separate account; plus

o the accumulation values in the fixed account, including the loan account, for the policy on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy's value by sending us a written request.

During the first 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier, we will assess a pro-rata surrender penalty on any surrender amount that exceeds the amount eligible for the surrender penalty free withdrawal described below.

The surrender penalty is equal to A times B divided by C, where:

A is the surrender amount you request that exceeds the amount eligible for a surrender penalty free withdrawal;

B    is the surrender penalty factor for the current policy year; and

C is 1000 minus the surrender penalty factor for the current policy year.

The surrender penalty factors vary by policy year and are shown in the policy data pages.

If the surrender penalty calculated is less than $25, then we will assess a $25 surrender penalty. We will assess a $25 surrender penalty charge for a partial surrender in excess of the amount eligible for surrender penalty free withdrawal if the partial surrender is taken after the 15th policy year.

We will deduct from the accumulation value:

o        the surrender amount; and
o the surrender penalty on any surrender amount that exceeds the amount eligible for surrender penalty free withdrawal.

We will deduct the requested surrender amount from your investment options on a pro-rata basis, unless you provide us a different allocation in a form and manner acceptable to us.

We will allocate any surrender penalty to your investment options in proportion of A divided by B, where:

A is the dollar amount of the surrender amount requested allocated to an investment option; and

B is the total surrender amount.

We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

If you choose death benefit Option 1, we will also deduct from the policy's face amount:

o the partial surrender amount requested that exceeds the surrender penalty free withdrawal amount; plus

o the surrender penalty on the surrender amount requested that exceeds the surrender penalty free withdrawal amount.

If you choose death benefit Option 3, we will also deduct from the policy's face amount:

o        the surrender amount you request that exceeds the greater of:

a) the surrender penalty free withdrawal amount; or

b) all gross premiums paid minus the sum of all previous surrenders, surrender penalties and premium refunds; plus

o        any applicable surrender penalty.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

In any policy year, the maximum amount that you may receive by partial surrender is:

o    the accumulation value of the base policy; minus

o    any existing policy loans; minus

o    the sum of three monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges and without reductions in face amount. The amount available is the lesser of:

o 10% of the accumulation value, minus the sum of all surrender penalty free withdrawals since the last policy anniversary; or

o    the maximum amount available as a partial surrender.

Whenever you request a partial surrender after the first policy year, we will process the amount that is eligible as a surrender penalty free withdrawal. We will process the remainder of any amount you request as a partial surrender.

We will deduct the entire partial surrender amount you request from the accumulation value. The full partial surrender amount you request will be deducted from your investment options on a pro-rata basis, unless you choose the investment options you want to allocate the full partial surrender to. If you choose this option:

o        you must request it in a form and manner acceptable to us; and

o        your request must be in good order.

We will deduct the surrender penalty free withdrawal from your investment options in the same manner that we would deduct a partial surrender.


NONFORFEITURE OPTION - FULL
SURRENDER

You may surrender the policy at any time for its net cash value.

The surrender amount and the surrender penalty will be deducted from your accumulation value on the date we receive your surrender request in good order.

We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date.

We will charge a surrender penalty for surrenders during the first 15 policy years. There is no surrender penalty for the base policy after the first 15 policy years, or the policy anniversary nearest exact age 100, if earlier.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.

For policies with a policy date of June 7, 2001 or later, we will waive surrender penalties on a full surrender effective in the calendar year 2010 if:

o        Your policy is in force in the calendar year 2010; and

o The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

o You provide us with your request for the full surrender of your policy during the calendar year 2010.

Surrender penalties remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and face amount reductions in all years.


POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

The maximum loan amount for the policy is equal to the accumulation value, minus the total of:

a)   any outstanding loan(s) on the policy; plus

b)   interest on the amount of the loan to the end of the policy year; plus

c) the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions.

If the survivor dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit.

The loan will be secured by that portion of the accumulation value equal to the amount of the loan.

We will deduct the net loan amount from your investment options on a pro-rata basis, unless you provide us with a different allocation election acceptable to us, and transfer that amount to the loan account.

If the survivor dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit to the beneficiary.

We will credit interest to your policy with respect to the outstanding loan amount in the loan account at a rate equal to 4% per year. The loan account includes outstanding loans. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned,, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply.

Interest earned with respect to outstanding loans is segregated within the fixed account during the policy month in which such interest is earned. Such segregated interest earnings are not included in the calculation of pro-rata allocations. Monthly deductions and other transactions are not allocated to such segregated interest earnings.

Loan Repayment

You may repay any part of an outstanding loan at any time while either joint insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest exact age 100. When we receive a loan repayment, we will apply it to the outstanding loan. The loan repayment will be allocated first to the most recent portion of the outstanding loan, and then to the next most recent portions in order. For each such portion of the loan being repaid, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Your policy will not automatically lapse if you do not repay a loan. However, it will enter the grace period if the monthly deduction due is greater than (a) the accumulation value less any outstanding loans during the required premium period, or (b) the net cash value after the required premium period. The policy will also enter the grace period on any policy anniversary on which the loan interest due is not paid in cash and is greater than the net cash value of the policy.

You may pay loan interest in cash. We will treat the payment as a loan repayment if you clearly identify the payment as a loan repayment or a payment of loan interest due. Loan interest for each year is added to your loan. We will deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. The loan interest deduction and transfer will be effective on the policy anniversary. If the policy anniversary is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. Any loan interest paid in cash will be applied to the loans in the order in which they were made.

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any outstanding policy loan from the proceeds payable when the survivor dies or from a full surrender.

The policy will enter the grace period and may lapse at the end of that period if:

(a) the monthly deductions due on any monthly policy date exceed the accumulation value of the policy minus any outstanding loan during the required premium period; or

(b) the monthly deductions due on any monthly policy date exceed the net cash value of the policy after the required premium period; or

(c) loan interest due on any policy anniversary that is not paid in cash exceeds the net cash value of the policy.

The policy will also enter the grace period and may lapse at the end of that period if on any policy anniversary the loan interest due is not paid in cash and is greater than the net cash value of the policy.

 As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from the policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of you policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy loan will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.


LAPSE & REINSTATEMENT

Grace Period


During the first five policy years, a grace period is a period of 61 days starting on:


o a policy anniversary on which the cumulative required premium per year for the base policy has not been paid; or

o a monthly policy date when the accumulation value minus any existing loan is less than the total monthly deduction due.

During the first five policy years, failure to pay sufficient premium to meet the cumulative required premium per year amounts will cause your policy to enter the grace period, even if the accumulation value is greater than the monthly deductions.

After the fifth policy year and before the policy anniversary nearest exact age 100, the policy will enter the grace period on any monthly policy date when the net cash value is less than the total monthly deductions and any loan interest due. Within limits, we may continue to determine whether the policy enters the grace period after the end of the fifth policy year by comparing the monthly deductions due to the accumulation value minus outstanding loans subject to you not taking any partial surrenders and continuing to meet certain cumulative premium requirements.

In addition, the policy will enter a 61 day grace period on any policy anniversary on which any loan interest due is not paid in cash and the loan interest due is greater than the net cash value of the policy.

If the policy enters the grace period, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the policy in force. You must pay this amount before the grace period ends. If you do not pay enough, the policy will lapse at the end of the 61 day grace period. If there is any net cash value remaining at the end of the grace period, we will apply it to the nonforfeiture option. If there is no net cash value remaining at the end of the grace period, the policy will lapse.

During the grace period, we will not charge interest on the amount due. If the survivor dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the survivor died.

Reinstatement

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest exact age 100.

o If only one joint insured is alive when you request reinstatement, the first death must have occurred before the end of the grace period, and you must submit proof of such death before the reinstatement.

o        Evidence of insurability satisfactory to us must be given to us by:

a) both joint insureds, if the lapse occurred while both joint insureds were living; or

b) the survivor, if lapse occurred after the first death.

o If any loans existed when the policy lapsed, you must repay or reinstate such loans. We may charge interest, compounded annually, at a rate of 4.75% (4.53% in advance) from the date the policy lapsed to the reinstatement date on the amount of any loans you reinstate or repay. We do not currently assess this interest charge.

o The reinstated policy will be subject to the minimum premium requirement during the first five policy years. This means that the required premium period will be calculated from the original policy date. It does not start over.

     If the policy lapsed during the required premium period, and is reinstated in a different policy year, you must pay a premium large enough to meet the minimum premium requirement at the time of reinstatement. We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the amount needed to meet the minimum premium requirement at the time of reinstatement. . We do not currently assess this interest charge. If the policy lapsed after the required premium period, or if it lapsed during one of the first 5 policy years and is reinstated in the same policy year, you must pay a premium large enough to cover two monthly deductions due when the policy lapsed and three monthly deductions due when the policy is reinstated. The amount equivalent to two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

You must repay any net cash value given to you at the time of lapse. We may charge interest at an annual rate of 6.00%, compounded annually, on the amount of any such net cash value from the date the policy lapsed to the date of reinstatement. We do not currently assess this interest charge.

o If the policy is reinstated within the first 15 policy years or before the policy anniversary nearest exact age 100, whichever is first, any applicable surrender penalties in effect for the reinstated policy will be calculated from the original policy date.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any net cash value we paid to you at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty and any net cash value you repay at reinstatement among your investment options in the same proportion as these amounts were deducted at the time of lapse.

We will allocate the amount you pay within one valuation date after the later of:

o    the valuation date that we approve the reinstatement; or

o    the valuation date that we receive the required premium and other payments.


OTHER BENEFITS


Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.


Full Death Benefit Rider


The Full Death Benefit Rider provides for the continuation of the full death benefit after the policy anniversary nearest the younger insured's age 100, if the policy is still in force at the policy anniversary nearest the younger insured's age 100. The death benefit option after age 100 will remain the same as the option as defined on the policy anniversary nearest the younger insured's age 100. This rider is available only at the time the policy is issued. Monthly deduction charges for this rider are assessed during policy years when the younger insured is between attained ages 90 and 99.


Estate Protection Rider

This rider was only available to policies issued before February 4, 2002. The rider provides an additional death benefit in the event the survivor dies during the first four policy years while the rider is in effect. There is a monthly charge for this rider. The rider automatically terminates at the end of the fourth policy year if the survivor is alive on that date, and the rider may terminate earlier based on certain events or actions.

Guaranteed Policy Split Option Rider


The Guaranteed Policy Split Option Rider may be added to your policy at issue if both joint insureds qualify for the rider under our current underwriting guidelines. There are no monthly deductions associated with this rider. Adding this rider does not increase your minimum required premium per year.


Upon the occurrence of certain events as stipulated in the rider, such as divorce or changes in the Internal Revenue Code affecting the unlimited marital deduction or federal estate tax liability, this option may be exercised to split the TransSurvivor Life VUL policy into two individual fixed (not variable) universal life insurance policies without new evidence of insurability. A policy split may have tax consequences. You should consult a qualified tax advisor.

Secure Estate Rider


The Secure Estate Rider provides a 10-year level term insurance and pays a death benefit if the survivor dies during the first 10 policy years. Subject to our approval, this rider is available at time of policy issue, if the younger insured is between the ages of 16 and 80. The minimum rider amount is $500,000 and may be added to policies with a minimum base policy coverage of $1,000,000.


There is a monthly deduction associated with the rider. In addition, if you elect to continue part or all of the rider coverage as an increase in the base policy face amount beginning in the eleventh policy year, there will also be an option election charge assessed during policy years 11-15.


Accelerated Death Benefit Option Endorsement


This endorsement is intended to provide for the payment of a qualified accelerated death benefit if we receive satisfactory evidence that the survivor has a terminal illness that is expected to result in the survivor's death within 12 months. Any accelerated death benefit amount payable will be a minimum of $10,000 up to a maximum amount of $250,000 or 75% of the death benefit under the policy, whichever is less.


This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy. There is no charge for the endorsement unless the accelerated death benefit option is exercised. When an accelerated death benefit is paid, we will deduct an administrative charge of $250 from each accelerated death benefit payment.


Exercising the accelerated death benefit option will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value and a decrease in the net single premium and the guideline premium limits.


Benefits paid under this endorsement may be taxable in certain situations. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy


Automatic Premium Loan Endorsement


The Automatic Premium Loan Endorsement will be added to your policy if you request it on the application. We may allow you to add the endorsement at a later date. There is no charge for adding this endorsement.


If the endorsement is in effect on your policy, then if any portion of the required premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have sufficient net cash value to pay both the required premium due and the interest due on the loan.


The endorsement is only effective during the required premium period for the base policy.


Endorsement to Modify Grace Period


The Endorsement to Modify Grace Period allows your policy to remain in force during a specified number of years even if the accumulation value of the policy is insufficient to cover the monthly deductions due, subject to the terms of the endorsement. This endorsement is added automatically to your policy if your policy is issued with a level death benefit option.


While there is no direct charge for this endorsement, this endorsement must be kept in force by meeting the terms of the endorsement and paying sufficient premiums to meet the select monthly premium requirement during the specified number of years, also referred to as the select period. The select period is twenty years or, if earlier, until the policy anniversary nearest the younger insured's 100th birthday.


Full Policy Surrender Penalty Waiver Endorsement


This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that your required premium per year on the policy is at least $100,000 per year for each of the first five policy years, among other criteria. There is no additional charge for this endorsement.


Surrender Penalty Deferral Endorsement


This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy if you request it on the application and the required premium per year for your policy is at least $50,000 per year for the first five policy years.


There is no charge for this endorsement. It can only be added to your policy at the time the policy is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.


If you subsequently request another decrease in face amount or request a full or partial surrender during the surrender penalty period for the policy, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.



CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;

o        investment options, including net premium allocations;

o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o        those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

Each time you make a premium payment to us, we impose a charge currently equal to 6% of the premium payment for policies with a face amount under $10,000,000, and 5.5% for face amounts $10,000,000 and over. We may change this charge, but it will never be more than 12%. The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty Charge

During the first 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier, we will assess a surrender penalty on:

o    any decrease in face amount;

o partial surrenders that exceed the amount eligible for a surrender penalty free withdrawal; and

o    full surrenders.

The minimum surrender penalty is $25. After the 15th policy year, we assess a $25 charge for partial surrenders in excess of the amount eligible for surrender penalty free withdrawal.

We deduct the surrender penalty from the accumulation value.

The surrender penalty is a factor times each $1,000 of the face amount of the base policy. The surrender penalty for a policy depends on:

o    the face amount of the base policy;

o each joint insured's age at issue, gender, smoker or non-smoker status, and underwriting risk classification, including extra ratings; and

o    how many years the policy has been in force.

To calculate the surrender penalty that will apply on a full surrender of the policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs. The surrender penalty factors for each policy are unique. The surrender penalty factor generally decreases each policy year on the policy anniversary until it is zero after 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier. The surrender penalty is deducted from the accumulation value, less any outstanding loan, to determine the net cash value payable upon a full surrender of the policy. An example of how to calculate the surrender penalty amount is provided in APPENDIX B - SURRENDER PENALTY.

If you request a surrender, a partial surrender in excess of the amount eligible for surrender penalty free withdrawal, or a face decrease and the request is effective on the last day of a policy year, we will use the penalty factor which applies on the following policy anniversary to calculate the surrender penalty on the requested transaction.

The surrender penalty factors for a policy are shown in the policy data pages for the policy.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

For policies with a policy date of June 7, 2001 or later, we will waive surrender penalties on a full surrender effective in the calendar year 2010 if:

o        Your policy is in force in the calendar year 2010; and

o The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

o You provide us with your request for the full surrender of your policy during the calendar year 2010.

Surrender penalties remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and face amount reductions in all years.

Premium Allocation Change Charge

When you apply for your policy, you elect the allocation of your premium payments, net of administrative charges among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in allocations for monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we do not impose a transfer fee even if you make more than 18 transfers in a policy year.
This fee is designed to cover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations Charge

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year. We reserve the right to charge up to $25 for each additional illustration you request in a policy year. We do not currently impose this charge

This charge is designed to recover the administrative expenses associated with providing such additional illustrations.

Accelerated Death Benefit Rider Charge

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive. The administrative fee is designed to help us recover the expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as the expenses associated with processing the payment.

Loan Interest Charged

Loan interest is charged in advance to the next policy anniversary when you first take a policy loan. Thereafter, you must pay interest on the total loan balance each year in advance while the loan is outstanding. The interest is due on the policy anniversary. The loan interest rate depends on the policy year during which the loan interest is due, as follows:

o For loan interest due during policy years 1 through 10, the loan interest rate is 4.75% (4.53% in advance).

o For loan interest due during policy years 11 through 20, the loan interest rate is 4.50% (4.30% in advance).

o For loan interest due during policy years 21 and later, the loan interest rate is 4.25% (4.07% in advance).

We may charge lower rates than those shown above, but we will never charge higher rates.

If you do not pay the interest in cash when it is due, we will add the amount of the interest to the loan. We will charge interest on this amount based on the loan interest rate in effect for the policy year during which the loan interest is due. Any loan interest added to your loan will be deducted from your investment options on a pro-rata basis.

Currently, we charge loan interest rates of 4.50% (4.30% in advance) during policy years 1 through 10; 4.25% (4.07% in advance) during policy years 11 through 20; and 4.00% (3.84% in advance) during policy years 21 and later.

Reinstatement Interest Charges

If your policy lapses and you subsequently reinstate it, you may incur interest charges if:

o    you had an outstanding loan when the policy lapsed;

o    you must pay us an amount necessary as a required premium per year; and/or

o you must pay us the net cash value we paid to you at the time the policy lapsed.

Although we do not currently assess such interest charges, we may charge interest:

o for an outstanding loan is at an effective annual rate of 4.75% for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the REINSTATEMENT provisions; and/or

o for the required premium per year and for the net cash value paid back to us at an effective annual rate of 6%.

These interest charges are designed to help us recover the expenses we incur to underwrite and process the reinstatement request, as well as to help offset the reduction in surrender penalty factors from the date the policy lapsed to the date of reinstatement.

Mortality and Expense Risk Charge

We impose a daily charge at an effective annual rate of 0.25% of the average daily net asset value of each sub-account. The charge is reflected in the calculation of the daily unit value. This charge compensates us for assuming mortality and expense risks.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction will continue to the policy anniversary nearest the 100th birthday of the younger of the joint insureds and we will not take any further monthly deductions after this date.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses.

The monthly deduction is equal to the sum of the following charges:

o the monthly deduction rate, times .001, times the difference between the death benefit and the accumulation value of the base policy on the applicable monthly policy date; plus

o        the policy fee; plus

o the monthly expense charge per thousand, times .001, times the face amount of the policy; plus

o        the monthly deduction for any riders; plus

o        the option election charge.


The monthly deduction is taken from your investment options on a pro-rata basis unless you elect to have your monthly deductions allocated among one or more investment options on your policy. Your election must specify, in a form and manner acceptable to us, the investment options from which you want the monthly deduction to be taken.

A monthly deductions allocation election will not be effective prior to the Reallocation Date and may not be available in all jurisdictions. On or after the Reallocation Date, you may allocate your monthly deductions among one or more investment options on your policy. The monthly deduction allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deduction allocation election. However, if the value in any of the investment options is less than the amount of the monthly deduction allocated to that investment option, we will take the monthly deduction for that month on a pro-rata basis. We will not notify you if your specified monthly deductions allocation cannot be supported by the accumulation value in your investment options. It is your responsibility to monitor the policy values and allocate sufficient accumulation value to the investment options from which the monthly deductions are to be taken. You may change your election by providing us with a written request or, if the Telephone Access Privilege is available on your policy, by telephone instruction to us.

We may deduct from the initial net premium for the base policy the amount of the monthly deductions due prior to allocating the remaining net premium to your base policy's accumulation value.

Monthly Deduction Rate. This is the rate used to calculate a portion of the monthly deductions on the base policy.

The monthly deduction rates for a policy will depend on:

o        the face amount of the policy;

o        each joint insured's gender;

o        each joint insured's smoker or nonsmoker status;

o        each joint insured's class of risk, including any extra ratings;

o        the number of years that the policy has been in force; and

o        each joint insured's age at issue.

The maximum monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for gender distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings. The rates are determined for each joint insured and then are converted to joint rates. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

A table of guaranteed maximum monthly deduction rates for the base policy is shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Any change in the monthly deduction rates will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy at the time it is issued are guaranteed not to be increased during the required premium period.

Policy Fee - On each monthly policy date, we deduct a policy fee as part of the monthly deduction. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than $6 in the first policy year or $10 in each policy year thereafter.

Monthly Expense Charge Per Thousand. The monthly expense charge per thousand varies by policy. The charge for a policy is based on:

o        the face amount of the base policy;

o        each joint insured's gender;

o        each joint insured's smoker or nonsmoker status as determined by us;

o        each joint insured's class of risk as determined by us;

o        any extra ratings assessed on either joint insured; and

o        each joint insured's age at issue.

Monthly Deduction for Riders. Additional benefits are available by riders or endorsements to your policy. The fees for these optional riders pay for the cost of these additional benefits.

o Full Death Benefit Rider - The fee for this rider is part of the monthly deduction during the policy years when the younger of the joint insureds is between the attained ages of 90 and 99. The guaranteed monthly rate for the rider is equal to $1.00 per $1,000 of net amount at risk on the base policy. The current charge is the same as the guaranteed charge.

o Secure Estate Rider - The fee for this rider is part of the monthly deduction during the first ten policy years and is a rate times each $1,000 of rider face amount. Rates vary by the same parameters as the base policy monthly deduction rates:

o        the face amount of the base policy;

o        each joint insured's gender;

o        each joint insured's smoker or nonsmoker status;

o        each joint insured's class of risk, including any extra ratings;

o        the number of years that the policy has been in force; and

o        each joint insured's age at issue.

The current rates are guaranteed for the first five policy years. .
o Estate Protection Rider - The fee for this rider is part of the monthly deduction during the first four policy years and is based on a rate per $1,000 of rider coverage. Rates vary by the same parameters as the base policy monthly deduction rates. This rider is not available on any policies with policy dates after February 3, 2002.

Option Election Charge. This charge will be taken during policy years 11 through 15 for amounts of Secure Estate Rider coverage you elect to continue under the base policy beginning on the 10th policy anniversary. The charge is equal to a rate times each $1,000 of rider coverage elected to be continued as an increase in the base policy face amount. The rate is established at policy issue and varies by the same parameters as the Monthly Expense Charge Per Thousand for the base policy:

o        the face amount of the base policy;

o        each joint insured's gender;

o        each joint insured's smoker or nonsmoker status as determined by us;

o        each joint insured's class of risk as determined by us;

o        any extra ratings assessed on either joint insured; and

o        each joint insured's age at issue.

The charge is level for the five policy years during which it is assessed. The monthly deductions for the base policy will reflect the increase in base policy face amount for any rider coverage you elect to continue beginning on the 10th policy anniversary.

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Table of Portfolio Expenses. The prospectuses and statements of additional Information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge we establish for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.


FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our life insurance company subsidiaries. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for taxes paid or for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should not be taxable until received by you or your designee, unless the policy is a modified endowment contract. However, see Distributions Under Modified Endowment Contracts.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We may, to the extent permissible under applicable laws, regulations and/or the provisions of the policy, make necessary and appropriate modifications to the policy, or to our administrative rules, to prevent a policy owner from being treated as the owner of any assets of the separate account and from being taxed directly on the income of such assets.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.
A surrender, partial surrender, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code
Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. Some states also require withholding for state income taxes.
If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States. The payment of death benefits is generally non-taxable and not subject to withholding.

Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test during any seven year test period if the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment
Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans and other distributions made before the survivor's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, increases in cash value may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any amount includible in gross income from a MEC distribution is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period. Furthermore, any loan, pledge, or assignment of, or any agreement to assign or pledge any portion of a MEC's cash value is treated as producing an amount received for purposes of these MEC distribution rules.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A(d), the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.

If a distribution from a tax-qualified plan is paid to you and you want to roll over all or part of the eligible distributed amount to an IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includible in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

You should consult a qualified advisor regarding ERISA

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.


DISTRIBUTION

We pay sales commissions to broker-dealers for sales of the policies by life insurance agents who are registered representatives affiliated with those broker-dealers and who are appointed with us to sell variable universal life insurance policies. Other payments may be made by us to broker-dealers for other services related to the sale of the policy. These other payments may include commissions for wholesaling of policies or bonuses based on sales of We have entered into a distribution agreement with Transamerica Securities Sales Corporation, or TSSC, for the distribution and sale of the policy. TSSC is affiliated with us. TSSC may sell the policy by entering into selling agreements with other broker-dealers who, in turn, may sell the policy through their sales representatives.
See Sales of Policy in the statement of additional information for more information concerning compensation paid for the sale of the policy.

LEGAL PROCEEDINGS

Transamerica Occidental Life Insurance Company ("TOLIC"), like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TSSC's ability to perform under its principal underwriting agreement, or on TOLIC.


FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

Statement of Additional Information (SAI)

The SAI contains the financial statements of the sub-accounts of the separate account and TOLIC. The SAI and additional statements of TOLIC's income and changes in stockholder equity are available upon request.

Table of Contents  OF THE STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT
         Transamerica Occidental Life Insurance Company
         The Fixed Account
         The Separate Account
SERVICES
         Independent Public Accountant
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS Accelerated Death Benefit Option
         Endorsement Endorsement to Modify Grace Period Estate Protection Rider Full Death Benefit Rider Guaranteed Policy Split Option Rider Secure Estate Rider Surrender Penalty Deferral Endorsement
OTHER POLICY PROVISIONS
         Delay of Payment
         Guaranteed Exchange Option
         Option to Split Policy
         Incontestability of the Policy
         Misstatement of Age or Sex in the Application
         Suicide
SETTLEMENT OPTIONS
         Benefit Payment Option
         General
REPORTS
SALES OF POLICY
         Principal Underwriter
         Sales Compensation
         Sales in Special Situations
PERFORMANCE INFORMATION
         Calculation of Average Annual Returns
         Sub-Account Average Annual Total Returns
         Money Market Portfolio Yields
         Yields for Money Market Portfolios
         Other Performance Information
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES
         Assumptions Deductions for Charges Expenses of the Portfolios Net Annual Rates of Investments Illustration using Single Life Current Policy Charge Illustrations using Single Life Guaranteed Policy Charges Illustrations using Second-to-Die Current Policy Charges Illustrations using Second-to-Die Guaranteed Policy Charges
INDEPENDENT AUDITORS AND FINACIAL STATEMENTS

APPENDIX A

DEFINITIONS

Accumulation Value is the policy's total value on a specified date. The accumulation value at any time is equal to the sum of:

o    the value of the units of the sub-accounts credited to your policy; plus

o the value in the fixed account credited to your policy (includes the loan account).

Administrative Office is our office at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152.

o Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                                   Box 417002
                        Kansas City, Missouri 64141-7002

o    Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                         1100 Walnut Street, Suite 2300
                        Kansas City, Missouri 64106-2152

o    We have a separate address for premium and loan payments. That address is:

                 Transamerica Occidental Life Insurance Company
                                                            P.O. Box 847546
                            Dallas, Texas 75284-7546

o For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o Our toll-free customer service telephone number is:

                                 (866) TIIG-VUL
                                or (866) 844-4885
o        E-Mail: TIIGVUL.CustomerService@transamerica.com
     In-force Policy Web Site: www.mytransamerica.com

Base Policy is the policy issued without any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value is the accumulation value, minus any surrender penalty.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the last-to-die of the joint insureds dies.

Death Benefit Factors for your policy are determined by us and are shown in your policy. The death benefit factors are calculated separately for each policy.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Exact Age is the age of the younger of the two joint insureds on that insured's nearest birthday.

First Death is the death of the first to die of the joint insureds.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in separate accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Joint Insureds are the two persons whose lives are insured under the policy.

Lapse is the termination of the policy at the end of the grace period due to insufficient premium or insufficient unloaned accumulation value.

Loan Account is a part of the fixed account. The loan account includes outstanding loans. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy.

Monthly Deduction is an amount we deduct from the accumulation value on the policy date and on each monthly policy date thereafter.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date occurs each month after the policy date on the same day of the month as the policy date.

Net Amount at Risk is the difference, on a specified date, between the death benefit and the accumulation value of the policy.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value, minus any outstanding loans.

Net Loan Amount is a policy loan, minus any loan interest due.

Net Premium is any gross premium minus an administrative charge.

Owner is the person or persons entitled to the rights granted under the policy while either or both of the joint insureds are alive.

Payee is the person who has the right to elect a settlement option and to receive payments under that settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the survivor's death, the beneficiary is the payee under the settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-Rata Allocation is a proportionate allocation among the investment options. A pro-rata allocation is equal to the portion of the accumulation value in a policy in the investment option, divided by the total accumulation value of the policy, excluding the portion of the accumulation value in the loan account. Any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the allocations then in effect.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements and limitations.

Required Premium Per Year for the base policy is the minimum cumulative amount of premium you must pay in each of the first five policy years. You may pay all or any part of this premium in advance.

Rider is an attachment to the policy that provides an additional benefit.

Separate Account is Transamerica Occidental Life Separate Account VUL-4 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Survivor is the insured who remains alive after the first death of one of the joint insureds.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation or monthly deductions allocation, or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 pm Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company.

Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

APPENDIX B

SURRENDER PENALTY

To calculate the surrender penalty that will apply on a full surrender of the policy, you:

(a) divide the face amount of the base policy by $1,000 and

(b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs.

The surrender penalty is deducted from the accumulation value, less any outstanding loan to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found on your policy date page. The surrender penalty factors for each policy are based on the unique combination of the face amount of the base policy, and the age, gender, smoker or non-smoker status, and risk class, including extra ratings, for each joint insured. The surrender penalty factors generally decrease each policy year on the policy anniversary. A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during the first 15 policy years. If the request for surrender or partial surrender is effective on the last day of a policy year, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy anniversary (the day following the effective date of the surrender or partial surrender).

Example of surrender penalty on a "sample" policy

The following example shows how the surrender penalty is calculated for a full surrender of a policy. The surrender penalty factors listed below are those that apply on a policy with a base policy face amount of $1,000,000 covering a male and a female as joint insureds, each age 55 on the policy date, and each qualifying for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.



                   Surrender Penalty Factor for Each $1,000 of
                         Face Amount on the Base Policy
                           Policy Year                                          Surrender Penalty Factor

                           Year 1                                                       $14.30
                           Year 2                                                       $13.30
                           Year 3                                                       $12.44
                           Year 4                                                       $11.44
                           Year 5                                                       $10.44
                           Year 6                                                         $9.58
                           Year 7                                                         $8.58
                           Year 8                                                         $7.58
                           Year 9                                                         $6.72
                           Year 10                                                        $5.72
                           Year 11                                                        $4.72
                           Year 12                                                        $3.86
                           Year 13                                                        $2.86
                           Year 14                                                        $1.86
                           Year 15                                                        $1.00

To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

(a)  Determine the face amount of the base policy;

(b)  Divide (a) by $1,000;

(c)  Determine the policy year during which the surrender occurs;


(d) Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors;

(e)  Multiply (b) times (d).

Let us assume that the base policy's face amount is $1,000,000 and that the policy is surrendered during the 10th policy year.

                                      B - 3
Following the steps, above, we determine the surrender penalty as follows:

(a)  The face amount of the base policy is $1,000,000;

(b)  Divide (a) by $1,000; the result is 1,000 ($1,000,000 divided by $1,000);

(c)  The policy year is year 10;

(d) The surrender penalty factor for year 10 is $5.72 for each $1,000 of face amount;

(e)  The result of (b) times (d) is $5,720 (1,000 times $5.72).

The surrender penalty is deducted from the accumulation value, less any outstanding loan, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Factors

Surrender penalty factors vary by policy based on the unique combination of base policy amount and joint insureds, among other things. The maximum surrender penalty factor would apply during the first policy year. A surrender during the first policy year of a policy issued with a $100,000 face amount of base policy coverage, insuring a male, age 59, classified as an uninsurable smoker, and a female, age 75, classified as a standard smoker, results in the highest surrender penalty factor applicable to the TransSurvivor Life VUL. Listed below are the surrender penalty factors which apply to such a policy for this combination of joint insureds.



                                                   Surrender Penalty Factor for Each $1,000
                                                      of Face Amount on the Base Policy

                  Policy Year                                          Surrender Penalty Factor
                  -----------                                          ------------------------
                    Year 1                                                      $57.59
                    Year 2                                                      $53.56
                    Year 3                                                      $49.53
                    Year 4                                                      $46.07
                    Year 5                                                      $42.04
                    Year 6                                                      $38.01
                    Year 7                                                      $34.56
                    Year 8                                                      $30.52
                    Year 9                                                      $26.49
                    Year 10                                                     $23.04
                    Year 11                                                     $19.01
                    Year 12                                                     $14.97
                    Year 13                                                     $11.52
                    Year 14                                                    $  7.49
                    Year 15                                                    $  3.46

Therefore, if this hypothetical $100,000 face amount policy were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransSurvivor Life VUL policy would apply and a surrender penalty of $5,759.00 would apply.

ADDITIONAL INFORMATION

Statement of Additional Information

You may get more information about this policy (including more information about compensation paid for the sale of the policy) at no charge by requesting a statement of additional information (SAI). The SAI is dated May 1, 2003 and was filed with the Securities and Exchange Commission (SEC). It is incorporated by reference as part of the prospectus. To learn more about the policy, you should read the SAI. The table of contents of the SAI is included near the end of the prospectus.

Personalized Illustrations of Policy Benefits

You may obtain a personalized illustration from your registered representative. The illustration shows how the policy would perform based on certain assumptions. Illustrations are intended to assist you in understanding how the policy works, not to predict actual performance. The illustration and supplemental reports provide the charges, fees, and expenses that would apply for the policy based on the assumptions used in the illustration. The illustrations will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or accumulation value. You may obtain an illustration from your registered representative at the time you apply for the policy.

You may also ask for a personalized illustration after your policy has been issued from your registered representative. Such illustrations may assist you in determining any adjustments you may wish to make in order to meet your insurance objectives under the policy. There is no charge for the first illustration in each policy year. We may charge up to $25 for each additional illustration in each policy year. We are currently waiving this charge.

Contact Us

To order a free copy of the SAI, please contact your registered representative, or our office at:

         Transamerica Occidental Life Insurance Company
         Attn: VUL Administration Unit
         P.O. Box 417002 Kansas City, Missouri 64141-7002

Telephone: 1-866-844-4885E-Mail: CustomerService@transamerica.com
         In Force Policy Website:  www.mytransamerica.com

Contact the SEC

More information about the policy (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at 202-942-8090. You may also obtain copies of reports and other information about the policy on the SEC's Website at http://www.sec.gov. You may order copies of this information by sending a request with a fee for duplication to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You will need to reference our SEC file number, listed below.



Investment Company Act of 1940 [811-10167)

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003


                            TRANSSURVIVORSM LIFE VUL

                      Issued Through Separate Account VUL-4

                                       of

                 Transamerica Occidental Life Insurance Company
                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 53499



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TransSurvivor Life VUL flexible premium variable universal life ("VUL") insurance policy ("policy") offered by Transamerica Occidental Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2003 by:

o    calling (866) 844-4885;

o writing to our administrative office at Transamerica Occidental Life Insurance Company, Attention: VUL Administration Unit, Box 417002; Kansas City, Missouri 64141-7002; or

o    sending us an e-mail request to TIIGVUL.customerservice@transamerica.com.

The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the TransSurvivor Life VUL policy.


Table of Contents

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT.........................................................3
         Transamerica Occidental Life Insurance Company...........................................................3
         The Fixed Account........................................................................................3
         The Separate Account.....................................................................................4
SERVICES 4
         Independent Public Accountant............................................................................4
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS............................................................................4
         Accelerated Death Benefit Option Endorsement.............................................................4
         Endorsement to Modify Grace Period.......................................................................6
         Estate Protection Rider..................................................................................7
         Full Death Benefit Rider.................................................................................8
         Guaranteed Policy Split Option Rider......................................................................
         Secure Estate Rider......................................................................................9
         Surrender Penalty Deferral Endorsement...................................................................9
OTHER POLICY PROVISIONS..........................................................................................14
         Delay of Payment........................................................................................14
         Guaranteed Exchange Option .............................................................................14
         Option to Split Policy....................................................................................
         Incontestability of the Policy..........................................................................16
         Misstatement of Age or Sex in the Application...........................................................17
         Suicide.................................................................................................17
SETTLEMENT OPTIONS...............................................................................................17
         Benefit Payment Option..................................................................................17
         General.................................................................................................18
REPORTS  18
SALES OF POLICY..................................................................................................18
         Principal Underwriter...................................................................................18
         Sales Compensation......................................................................................19
         Sales in Special Situations.............................................................................19
PERFORMANCE INFORMATION..........................................................................................25
         Calculation of Average Annual Returns...................................................................25
         Sub-Account Average Annual Total Returns................................................................26
         Money Market Portfolio Yields...........................................................................28
         Yields for Money Market Portfolios......................................................................28
         Other Performance Information.............................................................................
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES..........................................29
         Assumptions.............................................................................................30
         Deductions for Charges..................................................................................30
         Expenses of the Portfolios..............................................................................30
         Net Annual Rates of Investments.........................................................................30
         Illustration using Single Life Current Policy Charges...................................................32
         Illustrations using Single Life Guaranteed Policy Charges...............................................33
         Illustrations using Second-to-Die Current Policy Charges..................................................
         Illustrations using Second-to-Die Guaranteed Policy Charges...............................................
INDEPENDENT AUDITORS AND FINACIAL STATEMENTS.....................................................................34

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Occidental Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world's largest financial services and insurance groups.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

The accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o any premium qualification credit amount deposited to it on the last monthly policy date, plus accrued interest on that amount; plus

o all net premiums paid into it less any premium refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the last monthly policy date, plus accrued interest on that amount; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including pro-rata surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account for all policy years is 4.0%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the younger insured's 100th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the younger insured's age 100, the accumulation value in the fixed account will earn interest at the guaranteed minimum interest rate. We credit interest with respect to outstanding loans at a rate of 4% per year in all years.


The Separate Account

Transamerica Occidental Life Separate Account VUL-4, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SE does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-4 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.


SERVICES

Independent Public Accountant

Ernst & Young LLP audits the financial statements of Transamerica Occidental Life Insurance Company and the separate account, in addition to providing other accounting services. Ernst & Young LLP is an independent accounting and auditing firm with offices throughout the United States and overseas.


OPTIONAL BENEFITS - RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders or endorsements become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.

Accelerated Death Benefit Option Endorsement

This endorsement will be added to your policy at issue so long as the endorsement is approved in the state in which you apply for the policy. Adding the endorsement does not result in an increase in your minimum required premium for the first five policy years. There is no monthly deduction or other charge for the endorsement unless you take an accelerated death benefit payment. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy and will also result in a reduction of the accumulation value.

An accelerated death benefit is only payable:

o    after the death of the first of the joint insureds; and

o upon submission of satisfactory evidence that the survivor has a terminal illness qualifying for the benefit.

Other conditions apply which determine whether an accelerated death benefit is payable.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult with a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

o        $250,000; or

o 75% of the combined policy basic death benefit for all policies insuring the survivor that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy loan.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any unpaid premium in accordance with the grace period provisions.

We will deduct a $250 administrative fee from each accelerated death benefit payment.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the survivor's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the survivor has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the survivor's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the survivor or a member of either your or the survivor's immediate family, and

o        who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or the diagnosis is made, and

o        who is acting within the scope of his or her license.

Limitations. The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if the terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o        You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying (a) by (b), where:

a) is the Accelerated Death Benefit; and

b) is 1 (one) plus an interest rate that is the greater of:

1)       the current yield of 90 day treasury bills; or

2) the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and required premium will be adjusted as of the effective date of this option. The adjustments to the basic death benefit will be made in the following order:

o level term rider(s) on the survivor, if any, beginning with the most recent rider; and

o    remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain a additional medical opinions and to have the survivor examined at our expense by a physician of our choice.

Payment of Claims. We will pay the accelerated death benefit in a lump sum to you. If the survivor dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the survivor's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the survivor's terminal illness.

Endorsement to Modify Grace Period

This endorsement allows your policy to remain in force even though the accumulation value is not sufficient to cover the monthly deductions due, subject to the terms of the endorsement.

This endorsement will be added to your policy at the time of issue if the death benefit option selected is Option 1 (level death benefit option) and the endorsement is approved in the state in which you apply for the policy. If you change the death benefit from Option 1 to either Option 2 or 3 in the future, the endorsement will terminate. Adding the endorsement does not increase your minimum required premium for the first five policy years. While there is no direct charge or additional monthly deduction for the endorsement, the Select Monthly Premiums must be paid to maintain the benefits of the endorsement, subject to all other terms of the endorsement.

For purposes of the endorsement, the following definitions will apply:

         Net Deposits mean the total premiums paid, less the sum of any premium refunds, partial surrenders, and surrender penalty free withdrawals, since the policy date. In calculating the net deposits, premium paid in a policy year before the policy year in which the select monthly premium is due will reflect a time value of money at 4 % per year.

         Select Monthly Premium is the amount you must pay each month during the select period to maintain the endorsement. This amount is shown in the policy data page. Select Monthly Premiums may be paid cumulatively in advance.

During the select period, the policy will not enter its grace period due to lack of accumulation value if:

o        there is no outstanding loan;

o the select monthly premium requirement has been met. The select monthly premium requirement will be met if, at the start of each policy month, the net deposits equal or exceed the cumulative select monthly premiums due since the policy date; and

o Death Benefit Option 1 is, and has always been in effect.

If all three of the above requirements are met, the grace period will be modified so that the base policy and the endorsement will remain in force. If the grace period is modified, all other riders, except for the Full Death Benefit Rider, will be terminated. Any conversion privilege included in the terminated riders must be exercised at that time or they will be forfeited.

The endorsement does NOT prevent the policy from entering the grace period during the first five policy years due to failure to meet the required premium per year payment amounts.

The select period is the first 20 policy years or the policy anniversary nearest the 100th birthday of the younger of the joint insureds, if earlier. The select monthly premium will vary by policy and will be specified on the policy data pages.

We will continue to deduct the monthly deductions from the accumulation value as they come due. These monthly deductions will be held in the fixed account as "negative accumulation value". When you make additional premium payments to your policy, we will deduct the negative accumulation value from your net premium payments before allocating any remaining net premium to your policy's accumulation value.

If your Select Period ends before the policy anniversary nearest the younger insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will enter the grace period at the end of the Select Period. To keep your policy from lapsing, you will need to pay sufficient premium to provide accumulation value to cover the negative accumulation value plus two current monthly deductions.

If your Select Period ends on the policy anniversary nearest the younger insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will terminate when the Select Period ends, unless the Full Death Benefit Rider is in effect on your policy at that time. If the Full Death Benefit Rider is in effect on the policy, the death benefit will continue as specified in that rider.

Policy Changes. If you request an increase or decrease in the face amount of the policy during the select period, the select monthly premium will be adjusted from that point forward. The select period will not be adjusted.

Automatic Termination. The endorsement will automatically terminate when the first of the following events occurs:

o        the select monthly premium requirement is not met;

o        the select period ends;

o        you change the death benefit option from Option 1 to another option;

o the policy is exchanged under the Guaranteed Exchange Option, the Option to Split the Policy, or the Guaranteed Policy Split Option Rider, if applicable;

o        the policy is changed to paid-up insurance, if applicable; or

o        the policy terminates for any reason.

Reinstatement. If the endorsement terminates solely due to the select monthly premium requirement not being met, you may reinstate the endorsement within 30 days of the termination date.

To reinstate the endorsement, you must, within 30 days from the termination date:

o        request reinstatement in writing; and

o        pay us the necessary premium to reinstate the endorsement.

The necessary premium to reinstate the endorsement is equal to:

o the difference between the cumulative select monthly premiums due and the net deposits as of the termination date; plus

o two select monthly premiums or, if less, the select monthly premiums due to the end of the select period.

Reinstatement of the endorsement will be subject to all other provisions of the endorsement. It is our current practice to determine whether the select monthly premium requirement has been met only at the end of a policy year. We may resume monthly checking of the requirement at any time, without advance notice.

Estate Protection Rider

This rider applies only to policies with policy dates prior to February 4, 2002.This rider will increase your minimum required premium per year for the first four policy years. It will also affect your monthly deduction, as described below.

If the survivor dies during the first four policy years while the rider is in effect, we will pay the rider amount to the beneficiary. No death benefit is payable on the first death. The rider benefit is payable only on the death of the surviving insured (the second insured to die), if both deaths occur during the first four policy years. The rider amount is in addition to the death benefit payable. The maximum rider benefit is 125% of the face amount of the base policy. The rider amount is shown in the policy data page.

Rider Premium. While this rider is in force, each month, we will take the monthly deduction for this rider as part of the total monthly deduction from the accumulation value.

Reinstatement. If the rider lapses, you may reinstate it at any time before its expiration date. However, we will require acceptable proof of insurability from both joint insureds.

No Cash Value or Dividends. The rider does not have cash value, and does not participate in our profits or surplus.

Beneficiary. The beneficiary will be the same as the beneficiary for the base policy.

Termination of the Rider. The rider terminates on the earliest of the following dates:

o        the end of the fourth policy year;

o        the date the policy lapses;

o        the date the policy is changed to paid-up insurance, if applicable;

o        the date the policy is surrendered;

o the date the policy is exchanged under the Option to Split the Policy or the Guaranteed Policy Split Option;

o the date the benefit provided under the Endorsement to Modify the Grace Period becomes effective, if elected; or

o        the date we receive your written request to terminate this rider.

Full Death Benefit Rider

This rider may only be added to the policy at the time the policy is issued. You must request the rider at the time of application. Adding this rider may increase your minimum required premium per year for the first five policy years. It will also affect your monthly deduction, as described below.

If you elect this rider and the rider is still in force, then, beginning with the policy anniversary nearest the 100th birthday of the younger of the joint insureds, the death benefit will be as defined and determined on the day before the policy anniversary nearest exact age 100. The death benefit will be subject to adjustments after exact age 100 for misstatement of age or gender, the grace period and the reinstatement provisions.

Monthly Deduction. We will take the monthly deduction for this rider starting on the policy anniversary nearest exact age 90. We will continue to take the monthly deduction for this rider until the policy anniversary nearest exact age 100.

Termination. The rider will terminate on the earliest of:

o    the date the survivor dies;

o the date the policy is continued under a nonforfeiture option, if applicable;

o    the date we receive your written request to terminate the rider; or

o the date we receive your written request to surrender or terminate the policy.

Guaranteed Policy Split Option Rider

A policy split may have tax consequences. You should consult a qualified tax adviser.

This rider will be added by us at issue to your policy at no additional charge to you if the joint insureds each qualify for the rider under our current underwriting guidelines. There are no monthly deductions associated with this rider. Adding this rider does not increase your minimum required premium per year. Under this rider, you may apply, subject to the following conditions and restrictions, to exchange the original policy for two individual fixed life insurance policies, one on each of the lives of the joint insureds, if either of the contingent events listed below occurs. A new policy may not exceed 50% of the face amount of the original policy. The new policies will not be variable policies.

Under this rider, you will not need to submit new underwriting evidence on either joint insured to qualify for either individual policy. Additionally, the new policies would have the same policy date as the current policy.

The accumulation value less any outstanding loans under the original policy will be allocated to each new policy in the same ratio which the face amount of each new policy bears to the face amount of the original policy. Any remaining net cash value will be paid to you as a partial surrender.

Contingent Events. You may apply for the option if either of the following events occurs:

o A final divorce decree has been issued with respect to the marriage of the joint insureds. The joint insureds must have been married to each other when the original policy was issued.

o A change to federal estate tax provisions of the Code has occurred which results in either (a) or (b):

a) Code Section 2056(a), or its successor, is amended so as to eliminate or reduce the federal estate tax unlimited marital deduction.

b) Code Section 2001, or its successor, is amended so that the federal estate tax rates are reduced. The reduction must be such that the amount of federal estate tax that would be due at the death of the survivor is 50% or less of the tax that would have been due before the change to the Code.

     We will not notify you of any tax law changes that may affect the original policy.

Application. To exercise this option, you must notify our Administrative Office in writing within 6 months of the date that either of the contingent events occur. In the case of events involving changes to the Code, we will count the 6 months from the date of the change in the Code.

We must also receive all of the following items in order to process the exchange:

o The release of any lien against or assignment of the original policy. However, you may, instead, submit written approval by the lienholders or assignees of the exchange of policies in a form and manner satisfactory to us with such other documents that we may require.

o        The original policy.

o A policy change application containing your request to exercise this option and your request to surrender the original policy.

o A copy of the final divorce decree, if applicable.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the original policy and the policy change application to be the application for each new policy.

Effective Date. If we approve the exchange, the effective date of the new policies will be the date the option is exercised.

New Policy. The exchange must be to a flexible premium adjustable life policy, on a policy form designated by us for such purpose. We will have at least one form available for exchanges. Each new policy issued will be based on the age, class of risk and smoking status of the applicable joint insured as of the date the original policy was issued. The premiums for each new policy will be based on our published rates in effect on the date of the request to split the original policy. Riders that form a part of the original policy, and any new riders requested, will become a part of each new policy only if we agree to provide them on the date of the exchange. Each new policy will take effect immediately upon the termination of the original policy. Under no circumstances will we pay a death benefit under both the original policy and the new policy.

The policy date of each new policy will be the same as the policy date of the original policy.

Loans. Any policy loan will be divided and transferred on a proportionate basis to each new policy.

Exchange Adjustments. The following adjustments may be made at the time of the exchange:

o If you receive a new policy on each joint insured for 50% of the face amount of the original policy and the original policy is in the surrender penalty period, we will waive the surrender penalty applicable to the original policy.

o If you receive a new policy on either of the joint insureds for less than 50% of the face amount of the original policy and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the accumulation value, less any loans, not applied to the new policy. We will also deduct the proportionate portion of the loan not applied to the new policy from any cash value refund.

o If you receive a new policy on only one joint insured and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the portion of the accumulation value, less any proportionate portion of the loan attributable to that joint insured.

o The minimum initial premium for each new policy will be equal to:

a) the cumulative total of the required annual premiums applicable to the new policy for the number of years that the original policy was in force; minus

b) the total accumulation value, net of any loans, transferred to the new policy.

     We will apply this one time premium to the new policy as a gross premium.

Ownership. The owner of a new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this in the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Suicide and Incontestability. If we approve the exchange, the period for which the joint insureds were covered before the date of the exchange will be used to reduce the time period for the suicide exclusion and incontestability provision under the new policies.

If the original policy is contested, subject to the incontestability provision of the original policy, we will cancel the rider. If the original policy's premiums are refunded under its suicide exclusion, we will cancel the rider.

Termination. The rider terminates on the earliest of the following dates:

o    the date of the first death;

o the date you elect to exchange the original policy under the Guaranteed Exchange Option Rider or the Option to Split Policy under the original policy;

o    the  date  the  original  policy  is  changed  to  paid-up  insurance,   if
     applicable;

o    the date the original policy is surrendered or terminated; or

o    the date the original policy lapses under the Grace Period provision.

Reinstatement of the Rider. If the original policy and the attached rider lapse, you may reinstate the rider at the same time the original policy is reinstated. We will, however, require acceptable proof of insurability on both joint insureds.

Misstatement of Age. We will follow these rules:

o If a misstatement of either joint insured's age is found before this option is exercised and the original policy's death benefit is reduced as a result, the face amount of each new policy will be based on the adjusted face amount of the current policy.

o If a misstatement of either joint insured's age is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age provision of the new policy.

Policy Changes. If the face amount of the original policy is changed for any reason, we will proportionately change the face amount available under the option.

Secure Estate Rider

This rider may only be added to the policy at the time the policy is issued. Adding this rider will increase your monthly deductions for the policy, as described below. Adding the rider also increases the required premium per year for the policy and the select monthly premium amount of the Endorsement to Modify Grace Period.

The Secure Estate Rider is a 10-year level term insurance rider. It is generally available to proposed insureds between the ages of 16 and 80 at issue on policies with a minimum base policy face amount of $1,000,000. If you elect and we approve the coverage under this rider and if the surviving insured dies during the first 10 policy years while the rider and the base policy are in force, we will pay the rider death benefit in addition to the base policy death benefit.

The minimum rider amount is $500,000. The maximum rider amount is three times the base policy face amount.

At the end of the tenth policy year, you may elect to continue part or all of the rider coverage amount by increasing the base policy's face amount. No evidence of insurability is required to exercise the option to continue coverage. An Option Election Charge will be assessed in policy years 11 through 15 if coverage is continued. Any coverage amounts not continued expire at the end of the tenth policy year.

Monthly Deductions. We will take the monthly deduction for the rider during the first 10 policy years. The current monthly deduction rates are guaranteed for the first five policy years. If you elect to continue part or all of the rider coverage after the end of the first 10 policy years, we will take the Option Election Charge as part of the monthly deduction for the base policy during policy years 11 through 15.

Termination. You may terminate the rider at any time before the end of the tenth policy year by sending us written notice. The rider automatically terminates at the end of the tenth policy year. The rider will also terminate if you exchange the policy under the Guaranteed Exchange Option provision of the policy, the Option to Split the Policy provision of the policy or the Guaranteed Policy Split Option Rider.

Possible advantages to you of electing coverage under the rider rather than as additional base policy face amount are:

o The monthly deductions for the rider coverage during the first 10 policy years are less than for an equivalent amount of base policy coverage on the same joint insureds; and

o You may terminate the rider coverage without incurring surrender penalties for a face amount reduction.

You may want to consider obtaining part of your survivorship policy coverage under the rider if you are uncertain about your long term life insurance needs and are looking for additional flexibility in your estate planning.

A possible disadvantage of selecting the rider for part of your coverage is that you will incur an Option Election Charge during policy years 11 through 15 for rider coverage amounts you elect to continue. This may result in higher premium payments over the duration of the policy than you would have paid if you had taken a base policy for the full amount of coverage at issue. This charge does not apply for base policy coverage provided from the start of the policy.

Surrender Penalty Deferral Endorsement

This endorsement may only be added to the policy at the time the policy is issued. There is no charge for this endorsement. If approved in the state in which you apply for the policy, the endorsement will be added to your policy at issue if the required premium per year for your policy is at least $50,000 and you request the endorsement on your application.

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for the policy, we will assess the deferred surrender penalty plus the surrender penalty due from this subsequent transaction.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.


OTHER POLICY PROVISIONS

The following policy provisions may vary by state.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;

o        partial or full surrenders; and

o        death benefit payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current TransSurvivor Life VUL policy for a fixed joint and last survivor policy offered by us on a policy form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest exact age 95, whichever comes first, if all of the following conditions are met:

o        both joint insureds are living;

o        the current policy does not have any outstanding loans; and

o you have not elected to exchange the policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider.

The accumulation value on the date the current policy is exchanged will be transferred to the new policy. After the exchange under this option, you will have a policy which does not offer sub-accounts.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransSurvivor Life VUL policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o The release of any lien against or assignment of the current policy.

o        The current policy.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The exchange must be to a joint and last survivor adjustable life insurance policy that would have been available from us at the time you applied for the current policy. The new policy will be based on the gender, age, class of risk and smoking status of the joint insureds as of the policy date of the current policy. The premiums for the new policy will be based on our published rates in effect on the date you request to exchange the current policy. If the Accelerated Death Benefit Rider or the Estate Protection Rider forms a part of the current policy, they will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. The new policy will take effect immediately upon termination of the current policy. Under no circumstances will we pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of the required annual premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

The minimum initial premium will be applied to the new policy as a gross premium, subject to any administrative or other charges.

Surrender Penalty Period. The period for which the joint insureds were covered under the current policy before the date of the exchange will be used to reduce the surrender penalty period under the new policy.

Evidence of Insurability. When you exercise this option, we will not require evidence of insurability from either joint insured.

Suicide and Incontestability. The period for which the joint insureds were covered under the current policy before the date of exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o        the date of the first death;

o the date you elect to exchange the current policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider;

o        the 20th policy anniversary;

o        the policy anniversary nearest exact age 95;

o    the date the current policy is changed to paid-up insurance, if applicable;

o        the date the current policy is surrendered or terminated; or

o        the date the current policy lapses under the Grace Period provision.

Misstatement of Age or Sex. If a misstatement of either joint insured's age or gender is found before this option is exercised and the current policy's death benefit is reduced as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of either joint insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Option to Split the Policy

A policy split may have tax consequences. You should consult a qualified tax adviser.

Subject to the following conditions and restrictions, you have the option to exchange the policy for two individual policies, one on each of the lives of the joint insureds, if either of the contingent events listed below occurs. The new policies will not be variable policies. A new policy may not exceed 50% of the face amount of the original policy.

The accumulation value less any outstanding loans under the original policy will be credited to each new policy in the same ratio which the face amount of each new policy bears to the face amount of the original policy. Any remaining net cash value will be paid to you as a partial surrender.

Contingent Events. You may apply for the option if either of the following events occurs:

o A final divorce decree has been issued with respect to the marriage of the joint insureds. The joint insureds must have been married to each other when the original policy was issued.

o A change to federal estate tax provisions of the Internal Revenue Code has occurred which results in either (a) or (b):

a) Code Section 2056(a), or its successor, is amended so as to eliminate or reduce the federal estate tax unlimited marital deduction.

b) Code Section 2001, or its successor, is amended so that the federal estate tax rates are reduced. The reduction must be such that the amount of federal estate tax that would be due at the death of the survivor is 50% or less of the tax that would have been due before the change to the Code.

We will not notify you of any tax law changes that may affect the original policy.

Application. To exercise this option, you must notify our Administrative Office in writing within 6 months of the date that either of the contingent events occur. In the case of events involving changes to the Code, we will count the 6 months from the date of the change in the Code.

We must also receive all of the following items in order to process the exchange:

o The release of any lien against or assignment of the original policy. However, you may instead submit written approval by the lienholders or assignees of the exchange of the policy in a form and manner satisfactory to us with such other documents that we may require.

o Evidence of insurability, satisfactory to us, from each joint insured to be covered under a new policy.

o        The original policy.

o A policy change application indicating your request to exercise this option and your request to surrender the original policy.

o A copy of the final divorce decree, if applicable.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the original policy and the policy change application to be the application for each new policy.

Effective Date. The policy date and the effective date of the new policies will be the date we approve the exchange.

New Policy. The exchange must be to a flexible premium adjustable life policy, on a form designated by us for such purpose. We will have at least one policy form available for exchanges. Each new policy issued will be based on the gender, age, class of risk and smoking status of the applicable joint insured as of the date of the exchange. The premiums for each new policy will be based on our published rates in effect on the date of the request to split the original policy. Riders that form a part of the original policy, and any new riders requested, will become a part of each new policy only if we agree to provide them on the date of the exchange. Each new policy will take effect immediately upon the termination of the original policy. Under no circumstances will we pay a death benefit under both the original policy and the new policies.

Loans. Any policy loan will be divided and transferred on a proportionate basis to each new policy.

Exchange Adjustments. The following adjustments may be made at the time of the exchange:

o If you receive a new policy on each joint insured for 50% of the face amount of the original policy and the original policy is in the surrender penalty period, we will waive the surrender penalty applicable to the original policy.

o If you receive a new policy on either of the joint insureds for less than 50% of the face amount of the original policy and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the accumulation value, less any loans, not applied to the new policy. We will also deduct the proportionate portion of the loan not applied to the new policy from any cash value refund.

o If you receive a new policy on only one joint insured and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the portion of the accumulation value, less any proportionate portion of the loans attributable to that joint insured.

o The minimum initial premium for each new policy will be equal to:

a) the cumulative total of the required annual premiums applicable to the new policy for the number of years that the original policy was in force; minus

b) the total accumulation value, net of any loans, transferred to the new policy.

     We will apply this one time premium to the new policy as a gross premium.

Surrender Penalty Period. Any surrender penalty period in the new policy will begin on the policy date of the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this in the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Suicide and Incontestability. If we approve the exchange, the period for which the joint insureds were covered before the date of the exchange will be used to reduce the time period for the suicide exclusion and incontestability provisions under the new policies.

Termination. This option terminates on the earliest of the following dates:

o        the date of death of the first joint insured to die;

o the date you elect to exchange the original policy under the Guaranteed Exchange Option or the Guaranteed Policy Split Option Rider, if such rider is attached to the policy;

o    the  date  the  original  policy  is  changed  to  paid-up  insurance,   if
     applicable;

o        the date the original policy is surrendered or terminated; or

o        the date the original policy lapses under the Grace Period provision.

Misstatement of Age or Sex. We will follow these rules:

o If a misstatement of either of the joint insured's age or gender is found before this option is exercised and the original policy's death benefit is reduced as a result, the face amount of each new policy will be based on the adjusted face amount of the current policy.

o If a misstatement of either of the joint insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the original policy is changed for any reason, we will proportionately change the face amount available under the option.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable with respect to either joint insured after it has been in force during the lifetime of that joint insured for two years from the date of issue. This provision does not apply to any rider or endorsement providing benefits specifically for disability or death by accident.

We must be notified of the first death if it occurs during the first two policy years. If the policy is rescinded for any contestable reason (e.g. material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders and any outstanding loans and loan interest due. The policy will be rescinded as of the policy date.

Misstatement of Age or Sex in the Application

If there is a misstatement of both or either joint insured's age or gender in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender. There will be no adjustment beyond exact age 100, except as provided under the Full Death Benefit Rider.

Suicide

If either joint insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partialsurrenders, surrender penalty free withdrawals, loans and loan interest due. The policy will be rescinded as of the policy date.


SETTLEMENT OPTIONS

Benefit Payment Options

When the survivor dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the survivor is living. You may choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the survivor has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the survivor's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the survivor's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on that individual's age on his or her nearest birthday that is nearest the date of the survivor's death or the date you surrender the policy. If the net death benefit is payable, the settlement option will start on the date of the survivor's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.

If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.


REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premium qualification credits, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.


Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.


SALES OF POLICY

Principal Underwriter

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy pursuant to a distribution agreement with us. TSSC is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, or NASD. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. TSSC enters into selling agreements with other broker-dealers for sales of the policies through their sales representatives who are appointed by us to sell variable universal life insurance policies.

Sales Compensation

We pay sales commissions to broker-dealers for sales of the policies by life insurance agents who are registered representatives affiliated with those broker-dealers and who are appointed with us to sell our variable universal life insurance policies. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We have entered into a distribution agreement with Transamerica Securities Sales Corporation, or TSSC, for the distribution and sale of the policy. TSSC is affiliated with us. TSSC may sell the policy by entering into selling agreements with other broker-dealers who, in turn, may sell the policy through their sales representatives.

We pay commissions to broker-dealers based on a commission schedule. Total commissions paid are up to 90% of premium payments made in the first year up to a level we set; up to 4.5% of the excess over that amount for premiums paid in the first year; and up to 4.5% of premiums paid after the first year. These amounts do not include commissions for wholesaling functions performed nor for any bonuses or other compensation that may be payable under certain arrangements. We may pay lower total commissions than the amounts shown above. TSSC's expenses related to its role as the principal underwriter of variable insurance products are covered by those affiliated insurance companies that issue the contract. No amounts are retained by TSSC.

TSSC received sales compensation with respect to the policy in the amount of $[insert amount] during fiscal year 2001 and in the amount of $[insert amount] during fiscal year 2002. 2001 was the first year the policy was offered for sale. All of these amounts were paid to broker-dealers that were contracted to sell the policy, and no amounts were retained by TSSC.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o    the administrative charge;

o    the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged directly to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia, and in certain possessions and territories. We offer the policy to the public on a continuous basis, and we anticipate continuing to offer the policy, but reserve the right to discontinue the offering at any time.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales to sales agents, known as registered representatives, and their families. To qualify, sale agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative's spouse and children under age 21.

In these situations, we may offer policies to these individuals in which both:

a) the surrender penalties are waived for full and partial surrenders, as well as for reductions in face amount; and

b) no compensation is paid by us to the registered representative's broker-dealer.

These reductions in fees or charges may be taxable.


PERFORMANCE INFORMATION

We may publish average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies including charges for any riders. Specifically, they will not include the applicable administrative charge of up to 12% of premium (or, on a current basis, up to 6% of premium); the monthly deductions (which include rider charges, among other charges); any other fees or charges; nor the surrender charges for surrenders during the first 15 policy years. If these charges, fees and deductions were taken into consideration, the performance would have been less. We may publish other performance calculations.

Average annual total returns assume that a sub-account's performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Calculation of Average Annual Total Returns
Quotations of average annual total return for any sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a sub-account over a period of one, five and ten years (or, if less, up to the life of the sub-account), calculated pursuant to the formula:

P(1 + T)n = ERV

         Where:
         P        =        the initial value
         T        =        an average annual total return
         N        =        the number years
         ERV      =        the ending  value  made at the  beginning  of the
                           1, 5, or 10 year  period at the end of
                           the 1, 5, 10 year period (or fractional portion thereof).

A deduction for the mortality and expense risk charge is reflected in the average annual total returns published. We reduce the average annual returns calculated according to the formula, above, by the annual effective rate of 0.25% in order to reflect the effect of the deduction for mortality and expense risk charge.

Sub-Account Average Annual Total Returns Net of Portfolio Expenses and Sub-Account Expenses (as of 12/31/02).

The performance information in the following table reflects sub-account performance net of portfolio expenses and sub-account expenses. The performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including any rider charges) under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses.

                                                                                                           Inception
Portfolio                                                       One Year     Five Years     10 Years*        Date
---------
AEGON/Transamerica Capital Guardian Global
AEGON/Transamerica Capital Guardian Value
AEGON/Transamerica Federated Growth and Income
AEGON/Transamerica Transamerica Equity
AEGON/Transamerica Transamerica Money Market
AEGON/Transamerica Van Kampen Emerging Growth
Alger American Income & Growth-Class O
Alliance VP Growth and Income - Class B
Alliance VP Premier Growth - Class B
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares The
Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares Dreyfus VIF -
Appreciation Portfolio - Initial Shares Dreyfus VIF - Developing Leaders
Portfolios - Initial Shares Fidelity VIP Contrafund(R) Portfolio - Service Class
2 Fidelity VIP Equity Income Portfolio - Service Class 2 Fidelity VIP Index 500
Portfolio - Service Class 2 Franklin Small Cap Fund - Class 2 Franklin Small Cap
Value Securities Fund - Class 2 Janus Aspen Series Balanced - Institutional
Shares Janus Aspen Series Worldwide Growth - Institutional Shares

                                                                                                           Inception
Portfolio                                                       One Year     Five Years     10 Years*        Date
---------
MFS(R) Investors Trust Series
MFS(R) Research Series
Miller Anderson UIF Core Plus Fixed Income-Class 1 Miller Anderson UIF High
Yield-Class 1 OCC Accumulation Trust Managed OCC Accumulation Trust Small Cap
PIMCO VIT StocksPLUS Growth & Income - Admin Class Van Kampen UIF Emerging
Markets Equity-Class 1 Van Kampen UIF International Magnum-Class 1 * Performance
as of inception date if less than 10 or five years



Money Market Portfolio Yields

From time to time we may advertise the current yield and effective yield of money market portfolios. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of the portfolio refers to the income generated by an investment in the portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Current yield for a money market portfolio will be computed by determining the net change in the value of a hypothetical investment at the end of a seven-day period from the beginning value, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding based on the following formula:

         Effective Yield = [(Base Period Return + 1)365/7] - 1

Yields for Money Market Portfolios (as of 12/31/02)
                                                    7-Day           7-Day
Portfolio                                       Current Yield  Effective Yield
AEGON/Transamerica Transamerica Money Market

Other Performance Information

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o    customer profiles and hypothetical payment and investment scenarios;

o    financial management and tax and retirement planning; and

o investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.



ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUE

The following tables illustrate the way in which a policy's death benefit, accumulation value, and net cash value could vary over an extended period. The policy is a joint and last survivor variable universal life insurance policy. The policy provides life insurance protection on two individuals - the joint insureds - with any death benefit payable upon the death of the second of the joint insureds to die. Results will vary for each combination of joint insureds covered under a policy, and the results shown in the following tables may not be representative of results that would apply to you.

To request a personalized illustration for you based on the age, gender, and underwriting class of each joint insured, as well as the death benefit option, planned premiums and other factors, please contact your registered representative.

Assumptions

The tables illustrate a policy insuring a male, age 57 at issue, and a female, age 57 at issue, each qualifying for our preferred non-smoker underwriting class. The illustrated policy provides for a face amount of $1,000,000 and an Option 1 (level) Death Benefit Option. One table illustrates values based on the guaranteed charges for the policy, and the other table illustrates values based on the current charges. .

The tables assume that no policy loan has been made; that you have not requested a decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no riders are in effect on the policy. The tables assume that the Endorsement to Modify Grace Period was included at issue and remained in effect through the 20-year Select Period.

The tables assume that a premium of $8,835 is paid at the beginning of each policy year until the policy anniversary nearest the younger insured's 100th birthday, and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 10%.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6%, or 10%, but the rates of each portfolio varied above and below such averages.

The illustrations reflect the arithmetic average of the portfolio expenses for calendar year 2002 and are not a representation or guarantee of investment returns, accumulation value, or other policy values. Depending on the timing and degree of fluctuation in actual investment returns, the actual values under your policy could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

Deductions for Charges

The amounts shown for the death proceeds and accumulation values take into account:

1. an administrative charge of 6% of each premium payment deducted from each premiumfor current charges, or an administrative charge of 12% of each premium payment deducted from each premium for guaranteed charges;
2. the monthly deductions (at the current scale for current charges and at the guaranteed scale for guaranteed charges); and
3. the daily charge against the sub-accounts for mortality and expense risks equivalent to 0.25% on an annual basis.

Expenses of the Portfolios

The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of x.xx% the average daily net assets of the portfolios. The rate of x.xx% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The rate of x.xx% does not take into account expense waiver or reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2002, ranged from an annual rate of x.xx% to an annual rate of x.xx% of average daily net assets. The portfolio management fees and operating expenses associated with the policy may be more or less than x.xx% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in this prospectus and the prospectuses for the portfolios.

Net Annual Rates of Investment

Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.xx % charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -x.xx%, x.xx% and x.xx%, respectively.

The tables illustrate how the policy would perform based on the assumptions regarding the joint insureds, the face amount and death benefit option, the premiums paid, the charges assessed, and the rates of return shown. Changes in any of the assumptions would result in different illustrated results. Results would be other than those shown based on, among other things, differences in:

o        the age, gender, or underwriting risk class of each joint insured;
o        the face amount and death benefit option selected;
o        the charges and expenses assessed;
o        the premiums paid;
o        policy loans and partial or full surrenders taken;
o        riders elected;
o        policy changes made; and
o        rates of return.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $184                                                       Male, Preferred Non-smoker, Age 45
7-Pay Premium Limits: $12,268                                                                          Face Amount: $250,000
                                                                                                     Death Benefit: Option 1

 BASED ON CURRENT MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE, MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO
                                    EXPENSES

----------- --------------------------------------- ----------------------------------------- -------------------------------------
                       Hypothetical 0%                          Hypothetical 6%                          Hypothetical 10%
                    Gross Investment Return                  Gross Investment Return                   Gross Investment Return

End of
  Policy     Net Cash    Accumulation     Death      Net Cash   Accumulation       Death       Net Cash    Accumulation      Death
   Year       Value         Value        Benefit      Value         Value         Benefit        Value         Value        Benefit
   ----       -----         -----        -------      -----         -----         -------        -----         -----        -------

    1
    2
    3
    4
    5

    6
    7
    8
    9
    10

    15
    20
    25
    30
    35

    40
    45
    50
    55
    60

    65
    70
----------- ----------- --------------- ----------- ----------- -------------- -------------- ------------ -------------- ----------


1. Values will be different if premiums are paid with a different frequency or in different amounts. 2. Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday, if the insured is still living, subject to all policy provisions.
$0 amount in the net cash value column after the fourth policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios.
Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed x.xx% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -x.xx%, x.xx% and x.xx%, respectively.
The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-5
                         VARIABLE UNIVERSAL LIFE POLICY

Monthly Premium Until Age 100: $184                                                                Male, Preferred Nonsmoker, Age 45
7-Pay Premium Limits: $12,268                                                                                  Face Amount: $250,000
                                                                                                             Death Benefit: Option 1

    BASED ON GUARANTEED MONTHLY DEDUCTIONS, ADMINISTRATIVE CHARGE, MORTALITY & EXPENSE RISK CHARGE AND AVERAGE
                               PORTFOLIO EXPENSES

-------------- --------------------------------------- ----------------------------------------- -----------------------------------
                          Hypothetical 0%                          Hypothetical 6%                        Hypothetical 10%
                       Gross Investment Return                  Gross Investment Return                 Gross Investment Return

End of Policy
                Net Cash   Accumulation      Death      Net Cash    Accumulation       Death     Net Cash   Accumulation     Death
    Year         Value         Value        Benefit      Value          Value         Benefit      Value        Value       Benefit
    ----         -----         -----        -------      -----          -----         -------      -----        -----       -------

      1
      2
      3
      4
      5

      6
      7
      8
      9
     10

     15
     20
     25
     30
     35

     40
     45
     50
     55
     60

     65
     70

---------
1. Values will be different if premiums are paid with a different frequency or in different amounts. 2. Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the insured's 115th birthday if the insured is still living, subject to all policy provisions.
$0 amount in the net cash value column after the fourth policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown reflect the deductions of the charges and expenses of the portfolios. Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed x.xx% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -x.xx%, x.xx% and x.xx%, respectively.
The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.





                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             TRANSSURVIVOR LIFE VUL
                             SEPARATE ACCOUNT VUL-4
                         JOINT AND LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Annual Premium Until Age 100 of the Younger Insured: $8,835                Insured: Male, Preferred Nonsmoker, Age 57
7-Pay Premium Limits: $55,414                                      Joint Insured: Female, Preferred Nonsmoker, Age 57
                                                                                              Face Amount: $1,000,000
                                                                                              Death Benefit: Option 1

                          BASED ON CURRENT MONTHLY DEDUCTIONS AND ADMINISTRATIVE CHARGE,
                           MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES

---------- ---------------------------------------- ------------------------------------------ -------------------------------------
                       Hypothetical 0%                           Hypothetical 6%                            Hypothetical 10%
                    Gross Investment Return                   Gross Investment Return                    Gross Investment Return

End of
 Policy    Net Cash    Accumulation   Death       Net Cash    Accumulation       Death        Net Cash     Accumulation      Death
  Year       Value        Value     Benefit        Value         Value         Benefit         Value          Value        Benefit
  ----       -----        -----     -------        -----         -----         -------         -----          -----        -------

    1
    2
    3
    4
    5

    6
    7
    8
    9
   10

   15
   20
   25
   30
   35

   40
   45
   50
   55
---------- ---------- ----------- ------------- ------------ -------------- -------------- -------------- -------------- ----------
1. Values will be different if premiums are paid with a different frequency or in different amounts. 2. Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse
  because of insufficient accumulation value or, as applicable, net cash value.
  There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the younger insured's 115th birthday if the survivor is still living, subject to all policy provisions.

$0 amount in the death benefit column and in the net cash value column after the end of the 20th policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios.
Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed x.xx% charge for average portfolio expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -x.xx%, x.xx % and x.xx %, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             TRANSSURVIVOR LIFE VUL
                             SEPARATE ACCOUNT VUL-4
                         JOINT AND LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Annual Premium Until Age 100 of the Younger Insured: $8,835                Insured: Male, Preferred Nonsmoker, Age 57
7-Pay Premium Limits: $55,414                                      Joint Insured: Female, Preferred Nonsmoker, Age 57
                                                                                              Face Amount: $1,000,000
                                                                                              Death Benefit: Option 1

                         BASED ON GUARANTEED MONTHLY DEDUCTIONS AND ADMINISTRATIVE CHARGE,
                           MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES

------------ ---------------------------------------- ----------------------------------------- ------------------------------------
                         Hypothetical 0%                          Hypothetical 6%                          Hypothetical 10%
                      Gross Investment Return                  Gross Investment Return                   Gross Investment Return

  End of
  Policy  Net Cash    Accumulation      Death       Net Cash     Accumulation      Death      Net Cash    Accumulation      Death
   Year     Value        Value         Benefit        Value         Value         Benefit       Value         Value        Benefit
   ----     -----        -----         -------        -----         -----         -------       -----         -----        -------

     1
     2
     3
     4
     5

     6
     7
     8
     9
    10

    15
    20
    25
    30
    35

    40
    45
    50
    55
---------

1. Values will be different if premiums are paid with a different frequency or in different amounts. 2. Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the younger insured's 115th birthday if the survivor is still living, subject to all policy provisions.

* The death benefit is maintained under the Endorsement to Modify Grace Period.

$0 amount in the death benefit column and in the net cash value column after the end of the 20th policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios.
Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed x.xx % charge for average portfolio expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -x.xx %, x.xx % and x.xx %, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made

INDEPENDENT AUDITORS AND FINANCIAL
STATEMENTS

The statutory-basis financial statements and schedules of Transamerica Occidental Life Insurance Company as of December 31, 2002, and for each of the three years in the periods ended December 31, 2002, and the financial statements of Separate Account VUL-4 at December 31, 2002 have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing herein. The financial statements audited by Ernts & Young LLP are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Transamerica Occidental Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

PART C:  OTHER INFORMATION

     Item 27:  Exhibits

           (a) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-4. 1/

           (b)           Custodian Agreements: Not Applicable.

           (c) (i) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

                  (ii) Form of Sales Agreement between Transamerica Life Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

           (d) Forms of Policy and Policy riders. 1/

           (e) Form of Application. 1/

           (f) Organizational documents of the Company, as amended. 1/ 4/

           (g) Reinsurance Contracts 6/

           (h) Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and:

                            (a) re The Alger American Fund 1/
                            (b) re Alliance Variable Products Series Fund, Inc. 1/ (c) re Dreyfus Variable Investment Fund 1/ (d) re Janus Aspen Series 1/ (e) re MFS Variable Insurance Trust 1/ (f) re Morgan Stanley Universal Funds, Inc. 1/ (g) re OCC Accumulation Trust 1/ (h) re Transamerica Variable Insurance Fund, Inc. 1/ 4/ (i) re PIMCO Variable Insurance Trust 1/ (j) re Franklin Templeton 4/ (k) re WRL Series 3/ 4/

           (i) Administrative Agreements.

           (j) Other Material Contracts: Not applicable.

           (k) Opinion of Counsel. 1/ 6/

           (l) Actuarial Opinion 1/ 6/

           (m) Calculation. 6/

           (n) Consent of Independent Accountants 2/ 4/ 5/ 6/

           (o) Omitted Financial Statements: Not applicable.

           (p) Initial Capital Agreements: Not applicable.

           (q) Redeemability Exemption 1/

           (r) Powers of Attorney 1/ 4/ 5/

1/ Incorporated herein by reference to the initial filing of this Registration Statement (File No. -- 333-47406) on October 5, 2000.

2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-47406) on January 8, 2001.

3/ Incorporated herein by reference to Post-Effective Amendment No. 1 of PFL Life Variable Annuity Account A on Form N-4 File No. 333-26209 (Filed April 29, 1998).

4/ Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement (File No. 333-47406) on April 26, 2001.

5/ Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement (Filed No. 333-47406) on April 26, 2002.

6/   To be included in a subsequent filing.

Item 28.  Directors and Officers of the Depositor.

                       DIRECTORS AND PRINCIPAL OFFICERS OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Brenda K. Clancy(1) Senior Vice President since 2000. Director of TOLIC since 1999. Senior Vice President, Corporate, of Transamerica Life Insurance Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company since 1996.

Douglas C. Kolsrud(1) Senior Vice President of TOLIC since 2000, Director since 1999. Director, Senior Vice President, Chief Investment Officer and Corporate Actuary, Investment Division, of Transamerica Life Insurance Company, (formerly PFL Life Insurance Company) since 1998.

Diane Meiners(2) Director and Vice President. Director (2001-present); Vice President (1999-present) of Transamerica.

Craig D. Vermie(1) Director of TOLIC since 1999. Director, Vice President and General Counsel, Corporate, of Transamerica Life Insurance Company, (formerly PFL Life Insurance Company) since 1990.

Ron F. Wagley, CLU(2) President and Director since 1999. Senior Vice President and Chief Agency Officer of TOLIC since 1993. Vice President of TOLIC from 1989 to 1993.

John R. Kenney(6) Executive Vice President (February 2000 - present) of Transamerica; Chairman of the Board and Chief Executive Officer (June 1962 - present) of Western Reserve.

Janet M. Soppe(7) Executive Vice President (January 2000 - President) of Transamerica; President and Actuary (1991 - present) of AEGON Insurance Group - Long Term Care Division.

Larry N. Norman(1) Executive Vice President, Financial Markets Division (1999 - present) of Transamerica; and Director and Executive Vice President (1998 - present) of Transamerica Life Insurance Company.

Roy Chong-Kit(2) Senior Vice President and Actuary (1997 - and Actuary present); Vice President (1995 - 1997); and Actuary (1988 - 1997) of Transamerica.

Daniel E. Jund, FLMI(1) Senior Vice President (1988 - present) of Transamerica.

William R. Wellnitz, FSA(5) Senior Vice President and Actuary (1996 - and Actuary present) of Transamerica; and Vice President and Reinsurance Actuary (1988 - 1996).

Sandy C. Brown(2) Senior Vice President (February 2001 - present), Vice President (September 1998 - February 2001) of Transamerica.

Kent G. Callahan(8) Senior Vice President (September 2000 - present), Vice President (September 1998 - September 2000) of Transamerica.

Bruce Clark(2) Chief Financial Officer and Senior Vice President  (February 2001
- present), Vice President (October 2000 - February 2001) of Transamerica.

Catherine Collinson(2) Senior Vice President (September 2000 - present), Vice President (March 1998 - September 2000) of Transamerica.

David M. Goldstein(2) Senior Vice President (February 2001 - present), Vice President (January 1988 - February 2001) of Transamerica.

Frank J. LaRusso(9) Senior Vice President (February 2001 - present), Vice President (December 1994 - February 2001) of Transamerica.

Thomas P. O'Neill(5) Senior Vice President (March 1999 - present), Vice President (December 1998 - March 1999) of Transamerica.

Frank Rosa(9) Senior Vice President (February 2001 - present), Vice President (August 2000 - February 2001) of Transamerica.

Joel D. Seigle(2) Senior Vice President (February 2001 - present), Vice President (March 1994 - February 2001) of Transamerica.

William H. Tate(2) Senior Vice President (August 2000 - present), Vice President (March 1998 - August 2000) of Transamerica.

Eric B. Goodman(10) Senior Vice President and Chief Investment Officer (2001-present) of Transamerica; Head of Portfolio Management (1995 - present) of AEGON USA Investment Management Inc.; Portfolio Manager (1990 - 1994) of Providian Corp. (AEGON)

Wayne D. Bidelman(5) Senior Vice President (2000 - present) of Transamerica; Senior Vice President (1974 - 2000) of Security Life of Denver Insurance Company (Business Unit: Security Life Reinsurance, or now, ING Re).

James F. Bowman(5) Senior Vice President and Chief Agency Officer (2000 - present); Vice President (1998 - 2000) of Transamerica.

Ken Cochrane(1)  Senior Vice President (2000 - present);  Vice President (1998 -
2000) of Transamerica.

Richard L. Weinstein(2) Senior Vice President (2000 - present); Vice President (1999 - 2000); Second Vice President and Associate Actuary (1995 - 1999) of Transamerica.

Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

Located at:

         (1)      4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449.
         (2)      1150 South Olive Street, Los Angeles, California 90015.
         (3)      300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.
         (4)      600 Montgomery Street, San Francisco, California 94111.
         (5)      401 North Tryon Street, Charlotte, North Carolina 28202.
         (6)      570 Carillon Parkway, St. Petersburg, Florida 33716.
         (7)      2705 Brown Trail, Bedford, Texas 76021.
         (8)      Two Ravinia Drive, Atlanta, Georgia 30346.
         (9)      1100 Walnut, Kansas City, Missouri 64106.
         (10)     400 West Market Street, Louisville, Kentucky 40202

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.

AEGON U.S. Holding Corporation (DE) (100%)
             CORPA Reinsurance Company (NY) (100%)
             AEGON Management Company (IN) (100%)
             Short Hills Management Company (NJ) (100%)
             AEGON U.S. Corporation (IA) (100%)
               Commonwealth General Corporation and subsidiaries (DE) (100%)
               AEGON USA, Inc. (IA) (100%) RCC North America LLC (DE) (100%)
                  Transamerica Holding Company, L.L.C. (DE) (100%)
                      Veterans Life Insurance Company (IL) (100%)
                           Peoples Benefit Services, Inc. (PA) (100%)
                      Transamerica Life Insurance Company (IA) (100%)
                           Professional Life & Annuity Insurance Company (AZ) (100%)
                           AEGON Financial Services Group, Inc. (MN) (100%)
                                    AEGON Assignment Corporation of Kentucky (KY) (100%)
                    AEGON Assignment Corporation (IL) (100%)
                                    Transamerica Financial Institutions, Inc. (MN) (100%)
                      AEGON Funding Corp. (DE) (100%)
                      AEGON USA Investment Management, LLC (IA) (100%)
                      First AUSA Life Insurance Company -- insurance holding co.  (MD) (100%)
                           AUSA Life Insurance Company, Inc. -- insurance (NY)
                           (100%) United Financial Services, Inc. (MD) (100%)
                           Monumental General Casualty Company (MD) (100%)
                           Bankers Financial Life Insurance Company (AZ) (100%)
                           The Whitestone Corporation (MD) (100%) Cadet Holding
                           Corp. (IA) (100%) Monumental General Life Insurance
                           Co. of Puerto Rico (PR) (51%) Iowa Fidelity Life
                           Insurance Company (AZ) (100%) Southwest Equity Life
                           Insurance Company (AZ) (100%) Life Investors
                           Insurance Company of America -- insurance (IA) (100%)
                             Apple Partners of Iowa, L.L.C.  (IA) (100%)
                             Life Investors Alliance LLC (DE) (100%)
                           Western Reserve Life Assurance Co. of Ohio -- insurance (OH) (100%)
                             WRL Insurance Agency, Inc. (CA) (100%)
                                    WRL Insurance Agency of Alabama, Inc. (AL) (100%)
                                    WRL Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    WRL Insurance Agency of Nevada, Inc. (NV) (100%
                                    WRL Insurance Agency of Wyoming, Inc. (WY) (100%)
                             AEGON Equity Group, Inc. (FL) (100%)
                             AEGON/Transamerica Fund Services, Inc. -- transfer agent (FL) (100%)
                             AEGON/Transamerica Fund Advisers, Inc. -- investment adviser (FL) (100%)
                             World Financial Group Insurance Agency, Inc. (CA) (100%)
                                    World Financial Group Insurance Agency of Alabama, Inc. (AL) (100%)
                                    World Financial Group Insurance Agency of Hawaii, Inc. (HI) (100%)
                                    World Financial Group Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    World Financial Group Insurance Agency of Nevada, Inc. (NV) (100%)
                                    World Financial Group Insurance Agency of New Mexico (NM) (100%)
                                    World Financial Group Insurance Agency of Wyoming, Inc. (WY) (100%)
                                    WFG Property & Casualty Insurance Agency, Inc. (GA) (100%)
                                       WFG Property & Casualty Insurance Agency of Alabama, Inc. (AL) (100%)
                                       WFG Property & Casualty Insurance Agency of California, Inc. (CA) (100%)
                                       WFG Property & Casualty Insurance Agency of of Mississippi, Inc. (MS)
(100%)
                                       WFG Property & Casualty Insurance Agency of Nevada, Inc. (NV) (100%)
                                       WFG Property & Casualty Insurance Agency of Wyoming, Inc. (WY) (100%)
                  AUSA Holding Company -- holding company (MD) (100%)
             AEGON USA Investment Management, Inc. -- investment adviser (IA) (100%)
             AEGON USA Securities, Inc. -- brokerdealer (IA) (100%)
                    Transamerica Capital, Inc. (CA) (100%)
                    Universal Benefits Corporation -- third party administrator (IA) (100%)
                    Investors Warranty of America, Inc. -- provider of automobile extended maintenance contracts
(IA)
                  (100%)
                    Massachusetts Fidelity Trust Company -- trust company (IA) (100%)
                    Roundit, Inc. (MD) (50%)
                    Long, Miller & Associates, L.L.C. (CA) (33-1/3%)
                    Diversified Investment Advisors, Inc. -- investment adviser (DE) (100%)
                        Diversified Investors Securities Corp. -- broker-dealer (DE) (100%)
                        George Beram & Company, Inc. (MA) (100%)
                    Creditor Resources, Inc. -- credit insurance  (MI) (100%)
                        Premier Solutions Group, Inc. (MD) (100%)
                        CRC Creditor Resources Canadian Dealer Network Inc. -- insurance agency (Canada) 100%)
                    Money Services, Inc. -- financial counseling for employees and agents of affiliated companies
(DE)
                  (100%)
                        ORBA Insurance Services, Inc. (CA) (40.15%) ADB
                        Corporation, L.LC. (DE) (100%) AEGON USA Travel and
                        Conference Services, LLC (IA) (100%) Great Companies,
                        L.L.C. (IA) (30%)
                    Zahorik Company, Inc. -- broker-dealer  (CA) (100%)
                        ZCI, Inc. (AL) (100%)
                        Zahorik Texas, Inc. (TX) (100%)
                    Monumental General Insurance Group, Inc. -- holding company  (MD) (100%)
                        Monumental General Mass Marketing, Inc. -- marketing (MD) (100%)
                        Trip Mate Insurance Agency, Inc. (KS) (100%)
                        Monumental General Administrators, Inc. (MD) (100%)
                           National Association Management and Consultant Services, Inc. (MD) (100%)
                    AEGON Asset Management Services, Inc. (DE) (100%)
                        World Group Securities, Inc. (DE) (100%)
                        World Financial Group, Inc. (DE) (100%)
                    InterSecurities, Inc. -- broker-dealer  (DE) (100%)
                    Idex Investor Services, Inc. -- shareholder services  (FL) (100%)
                    Idex Management, Inc. -- investment adviser  (DE) (100%)
                    AEGON USA Realty Advisors Inc. -- real estate investment services  (IA) (100%)
                        QSC Holding, Inc. (DE) (100%)
                        Realty Information Systems, Inc. -- information systems for real estate investment management  (IA) (100%)
                        AEGON USA Real Estate Services, Inc. (DE) (100%)

Item 30. Indemnification.

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program. which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $300,000,000 for Coverage A and $300,000,000 for Coverage B for the period 11/15/2000 to 11/1/2002. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with Chubb.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.

Transamerica Securities Sales Corporation, the principal underwriter, is also the underwriter for: Transamerica Investors, Inc.; Transamerica Occidental Life Insurance Company's Separate Accounts: VA-2L; VA-2NL; VUL-1; VUL-2; VUL-4;
VUL-5; VUL-6 and VL; and Transamerica Life Insurance and Annuity Company's Separate Accounts VA-8

The Underwriter is wholly-owned by Transamerica Insurance Corporation of California, a wholly-owned subsidiary of Transamerica Corporation, a subsidiary of AEGON, N.V.

The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

Sandra C. Brown         Director and President
Catherine Collinson     Director
George Chuang           Director, Vice President and Treasurer
Christopher Shaw        Vice President, Secretary and Chief Compliance Officer
Kristine Ung            Chief Financial Officer

The following table lists the amounts of commissions paid to the co-underwriter during the last fiscal year.


------------------------ ----------------------------- ---------------------- ----------------- ----------------------
   Name of Principal      Net Underwriting Discounts      Compensation on        Brokerage
      Underwriter                & Commission               Redemption          Commissions         Compensation
------------------------ ----------------------------- ---------------------- ----------------- ----------------------
------------------------ ----------------------------- ---------------------- ----------------- ----------------------
TSSC
------------------------ ----------------------------- ---------------------- ----------------- ----------------------

Item 32.  Location of Accounts and Records.

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 33.  Management Services.   Not applicable.

Item 34.    Fee Representation.

Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 13th day of February, 2003.

             Transamerica Occidental Life Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company
                                  (Registrant)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

                 Transamerica Occidental Life Insurance Company
                                   (Depositor)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signatures                                  Titles                      Date
Ron F. Wagley*                      ___________________________        February 13, 2003
                                    President and Director
Brenda K. Clancy*                   ___________________________        February 13, 2003
                                    Director and Senior Vice President
Douglas C. Kolsrud*                 __________________________         February 13, 2003
                                    Director and  Senior Vice President
Diane Meiners*                      _________________________          February 13, 2003
                                    Director
Craig D. Vermie*                    _________________________          February 13, 2003
                                    Director, Vice President and Counsel
Bruce Clark*                        __________________________          February 13, 2003
                                    Chief Financial Officer


/s/ David M. Goldstein    On February 13, 2003 as Attorney-in-Fact pursuant to
*By: David M. Goldstein   powers of attorney filed herewith.